TRANSFER AGENCY AGREEMENT

Made as of the 1st day of September, 2009

by and between

EACH OF THE ENTITIES LISTED ON APPENDIX A HERETO

And

BOSTON FINANCIAL DATA SERVICES, INC.

TABLE OF CONTENTS

1. Documents to be Filed with Appointment

3

2. Certain Representations and Warranties of BOSTON FINANCIAL

4

3. Certain Representations and Warranties of the Trust

4

4. Scope of Appointment

5

5. Limit of Authority

10

6. Compensation and Expenses

10

7. Operation of the TA2000TM System

13

8. Indemnification

15

9. Certain Covenants of BOSTON FINANCIAL and the Trust

19

10. Recapitalization or Readjustment

21

11. Certificates

21

12. Death, Resignation or Removal of Signing Officer

21

13. Future Amendments of Declaration of Trust and Bylaws

22

14. Instructions, Opinion of Counsel and Signatures

22

15. Force Majeure and Disaster Recovery Plans

22

16. Certification of Documents

23

17. Records

24

18. Disposition of Books, Records and Canceled Certificates

24

19. Provisions Relating to BOSTON FINANCIAL as Transfer Agent

24

20. Provisions Relating to Dividend Disbursing Agency

26

21. Assumption of Duties By the Trust or Agents Designated By the Trust

27

22. Termination of Agreement

28

23. Confidentiality and Information Security

30

24. Changes and Modifications

33

25. Assignment and Subcontractors

33

26. Limitations on Liability

34

27. Non-Solicitation

35

28. Miscellaneous

35

Appendix A

Exhibit A - Fee Schedule

Exhibit A-1 – Simple IRA Fee Schedule

Exhibit B - Authorized Personnel

Schedule 4.H

Schedule 4.L

Schedule 6.E.(4)

Schedule 8.C

Schedule 19.K

TRANSFER AGENCY AGREEMENT

THIS AGREEMENT made as of the 1st day of September, 2009, by and between each of the entities listed on Appendix A hereto and each being an entity of the type set for on Appendix A and organized under the laws of the state as set forth on such Appendix, each with a principal place of business at  245 Park Ave., New York, NY 10167 and each of which is acting on its own behalf and on behalf of each of the portfolios listed under its name in Appendix A (jointly and severally, such portfolios shall be referred to hereinafter as the "Fund" or "Funds), but not jointly with any other entities listed on Appendix A and BOSTON FINANCIAL DATA SERVICES, INC., a corporation existing under the laws of the Commonwealth of Massachusetts, having its principal place of business at 2 Heritage Drive, North Quincy, Massachusetts 02171 ("BOSTON FINANCIAL"):

WITNESSETH:

WHEREAS, each Trust (as used hereinafter, the term "Trust" shall refer jointly and severally to the trust entities set forth on Appendix A hereto, and to each Fund listed in Appendix A, as the context requires) is a Massachusetts or Delaware business trust or Maryland corporation registered with the Securities and Exchange Commission as an investment company pursuant to the Investment Company Act of 1940, as amended, which currently consists of the Funds listed under its name on Appendix A; and

WHEREAS, the Trust desires to appoint BOSTON FINANCIAL as Transfer Agent and Dividend Disbursing Agent for all common shares of beneficial interest of each Fund of each Trust and, of shares of common stock of each Fund of each corporation (the "Shares"), and BOSTON FINANCIAL desires to accept such appointment;

NOW, THEREFORE, in consideration of the mutual covenants herein contained,

the parties hereto agree as follows:

1.

DOCUMENTS TO BE FILED WITH APPOINTMENT.

In connection with the appointment of BOSTON FINANCIAL as Transfer Agent and Dividend Disbursing Agent for the Trust, there have been or will be filed, upon request, with BOSTON FINANCIAL the following documents:

A.

A certified copy of the votes of the Board of Trustees of the Trust appointing BOSTON FINANCIAL as Transfer Agent and Dividend Disbursing Agent, approving the form of this Agreement, and designating certain persons to sign Shares certificates (“Certificates”), if any, and give written instructions and requests on behalf of the Trust;

B.

A certified copy of the Declaration of Trust or other organizational documents of the Trust and all amendments thereto;

C.

A certified copy of the Bylaws of the Trust;

D.

Copies of Registration Statements and amendments thereto, filed with the Securities and Exchange Commission;

E.

Specimens of all forms of outstanding Certificates;

F.

Specimens of the signatures of the officers of the Trust authorized to sign Certificates and individuals authorized to sign written instructions and requests;

2.

CERTAIN REPRESENTATIONS AND WARRANTIES OF BOSTON FINANCIAL.

BOSTON FINANCIAL represents and warrants to the Trust that:

A.

It is a corporation duly organized and existing and in good standing under the laws of the Commonwealth of Massachusetts

B.

It is duly qualified to carry on its business in the Commonwealth of Massachusetts.

C.

It is empowered under applicable laws and by its Articles of Organization and Bylaws to enter into and perform the services contemplated in this Agreement.

D.

It is registered as a transfer agent to the extent required under the Securities Exchange Act of 1934, as amended, (the "34 Act") and it will remain so registered for the duration of this Agreement. It will promptly notify the Trust in the event of any material change in its status as a registered transfer agent. Should BOSTON FINANCIAL fail to be registered with the appropriate federal agency as a transfer agent at any time during this Agreement, the Trust may, on written notice to BOSTON FINANCIAL, immediately terminate this Agreement.

E.

All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

F.

It has and will continue to have and maintain the necessary facilities, equipment personnel, policies and procedures to effectively perform its duties and obligations under this Agreement and under the laws applicable to its business and services.

G.

It will perform its obligations in compliance with industry standards and the laws applicable to its business and services.

3.

CERTAIN REPRESENTATIONS AND WARRANTIES OF THE TRUST.

The Trust represents and warrants to BOSTON FINANCIAL that:

A.

It is a business trust or corporation duly organized and existing and in good standing under the laws of the state of its organization as set forth on Appendix A.

B.

The Trust and each Fund set forth on Appendix A is an investment company registered under the Investment Company Act of 940, as amended.

C.

A registration statement under the Securities Act of 1933, as amended (the “33 Act”) has been filed and will be effective with respect to all Shares offered for sale, except to the extent that the Trust notifies BOSTON FINANCIAL that such Trust is not required to be registered under the ’33 Act.

D.

All requisite steps have been and will continue to be taken to register the Shares for sale in all applicable states and such registration will be effective at all times Shares are offered for sale in such state.

E.

The Trust is empowered under applicable laws and by its Declaration of Trust (or other organizational documents if applicable) and Bylaws to enter into and perform this Agreement.

4.

SCOPE OF APPOINTMENT.

A.

Subject to the conditions and termination of provisions set forth in this Agreement, the Trust hereby appoints BOSTON FINANCIAL as Transfer Agent and Dividend Disbursing Agent for the Shares and for the Shares of future portfolios of the Trust (Appendix A shall be automatically deemed to be revised to include such future portfolio(s)).

B.

BOSTON FINANCIAL hereby accepts such appointment and agrees that it will act as the Trust's Transfer Agent and Dividend Disbursing Agent. BOSTON FINANCIAL agrees that it will also act as agent in connection with the Trust's periodic withdrawal payment accounts and other open accounts or similar plans for shareholders, if any.

C.

The Trust agrees to use its best efforts to deliver to BOSTON FINANCIAL in Quincy, Massachusetts, as soon as they are available, all of its shareholder account records for any new Fund of the Trust.

D.

BOSTON FINANCIAL, utilizing TA2000TM, a computerized data processing system for securityholder accounting (the "TA2000TM System") licensed from BOSTON FINANCIAL’s affiliate, DST Systems, Inc. (“DST”), will perform the following services as transfer and dividend disbursing agent for the Trust, and as agent of the Trust for shareholder accounts thereof, in a timely manner:

(i) issuing (including countersigning), transferring and canceling Certificates;

(ii) maintaining all shareholder accounts;

(iii) providing transaction journals;

(iv) preparing shareholder meeting lists for use in connection with the annual or special meetings of shareholders;

 (v) mailing shareholder reports and prospectuses;

(vi) withholding, as required by federal law, taxes on shareholder accounts, disbursing income dividends and capital gains distributions to shareholders, preparing, filing and mailing U.S. Treasury Department Forms 1099, 1042, and 1042S and performing and paying backup withholding as required for all shareholders;

(vii) preparing and mailing confirmation forms to shareholders and dealers, as instructed, for all purchases and liquidations of shares of the Trust and other transactions in shareholders' accounts requiring confirmation under applicable law;

(viii) recording reinvestment of dividends and distributions in Shares;

(ix) providing or making available on-line daily and monthly reports as both are regularly provided by the TA2000TM System and as requested by the Trust or its management company;

(x) maintaining those records necessary to carry out BOSTON FINANCIAL's duties hereunder, including all information reasonably required by the Trust to account for all transactions in the Shares,

(xi) calculating the appropriate sales charge with respect to each purchase of the Shares as set forth in the prospectus for the Trust, determining the portion of each sales charge payable to the dealer participating in a sale in accordance with schedules delivered to BOSTON FINANCIAL by the Trust's principal underwriter or distributor (hereinafter "principal underwriter") from time to time, disbursing dealer commissions collected to such dealers, determining the portion of each sales charge payable to such principal underwriter and disbursing such commissions to the principal underwriter;

(xii) receiving correspondence pertaining to any former, existing or new shareholder account, processing such correspondence for proper recordkeeping, and responding promptly to shareholder correspondence;

(xiii) mailing to dealers confirmations of wire order trades; mailing copies of shareholder statements to shareholders and dealers in accordance with the Trust's instructions;

(xiv) processing, generally on the date of receipt, purchases or redemptions or instructions to settle any mail or wire order purchases or redemptions received in proper order as set forth in the prospectus, rejecting promptly any requests not received in proper order (as defined by the Trust, the Trust's agents or prospectus, or the Procedures, as hereinafter defined), and causing exchanges of shares to be executed in accordance with the Trust's instructions and prospectus, the Procedures and the general exchange privilege applicable;

 (xv) monitoring "as of's" and advising broker-dealers of the necessity to reimburse the Trust when the as of loss from a transaction exceeds the thresholds established by the Trust;

(xvi) accepting any information, records, documents, data, certificates, transaction requests by machine readable input, facsimile, CRT data entry and electronic instructions, including e-mail communications, which have been prepared, maintained or provided by the Trust or any other person or firm on behalf of the Trust or from broker-dealers of record or third-party administrators on behalf of individual shareholders.  With respect to transaction requests received in the foregoing manner, BOSTON FINANCIAL shall not be responsible for determining that the original source documentation is in good order, which includes not being responsible for compliance with Rule 22c-1 under the 1940 Act, and it will be the responsibility of the Trust to require its broker-dealers or third party administrators to retain such documentation.  E-mail exchanges on routine matters may be made directly with the Trust’s contact at BOSTON FINANCIAL.  BOSTON FINANCIAL will not act on any e-mail communications coming to it directly from shareholders requesting transactions, including, but not limited to, monetary transactions, change of ownership, or beneficiary changes; and

(xvii) accepting and effectuating the registration and maintenance of accounts through Networking and the purchase, redemption, transfer and exchange of shares in such accounts through Fund/SERV (Networking and Fund/SERV being programs operated by the NSCC on behalf of NSCC’s participants, including the Trust), in accordance with, instructions transmitted to and received by BOSTON FINANCIAL by transmission from NSCC on behalf of authorized broker-dealers on the Trust dealer file maintained by BOSTON FINANCIAL;  issuing instructions to the Trust’s banks for the settlement of transactions between the Trust and NSCC (acting on behalf of its broker-dealer and bank participants); provide account and transaction information from the Trust’s records on TA2000 System in accordance with NSCC’s Networking and Fund/SERV rules for those broker-dealers; and maintain shareholder accounts on TA2000 through Networking.

E.

When requested by the Trust and when BOSTON FINANCIAL deems it reasonably feasible, BOSTON FINANCIAL shall use reasonable efforts to provide the services set forth in Section 4.D. through means other than BOSTON FINANCIAL's usual methods and procedures, including but not limited to, performing services requiring more manual intervention by BOSTON FINANCIAL, the manual entry of data, the modification or amendment of reports, or where information is provided to BOSTON FINANCIAL after the commencement of the nightly processing cycle of the TA2000 System.  Such provision of services shall be deemed “Exception Services,” as outlined in Schedule 6.E.(4) to this Agreement.

F.

BOSTON FINANCIAL shall use reasonable efforts to provide, reasonably promptly under the circumstances, the same services with respect to any new, additional functions or features or any changes or improvements to existing functions or features as provided for in the Trust's instructions, prospectus or application as amended from time to time, for the Trust; provided (i) BOSTON FINANCIAL is advised in advance by the Trust of any changes therein and (ii) the TA2000TM System and the mode of operations utilized by BOSTON FINANCIAL, as then constituted, supports such additional functions and features. If any addition to, improvement of or change in the features and functions currently provided by the TA2000TM System or the operations as requested by the Trust requires an enhancement or modification to the TA2000TM System or to operations as presently conducted by BOSTON FINANCIAL, BOSTON FINANCIAL shall not be liable therefor until such modification or enhancement is installed on the

TA2000TM System or new mode of operation is instituted.  BOSTON FINANCIAL shall endeavor to add such modifications or enhancements as soon as is reasonably possible.  If any new change or improvement to existing services or modes of operation requested by the Trust (and which is not a change, enhancement or modification to the TA2000 System covered by Section 24 of this Agreement) measurably increases BOSTON FINANCIAL's cost of performing the services required hereunder at the current level of service, BOSTON FINANCIAL shall advise the Trust of the amount of such increase and if the Trust elects to utilize such change or improvement, BOSTON FINANCIAL shall be entitled to increase its fees by an amount to be mutually agreed upon by the Trust and BOSTON FINANCIAL. In no event shall BOSTON FINANCIAL be responsible for or liable to provide any additional function, feature, improvement or change in method of operation requested by the Trust until BOSTON FINANCIAL has consented thereto in writing, and such consent shall not be unreasonably withheld.

G.

The Trust shall have the right to add all new Funds of the Trust to the TA2000TM System, provided that the Trust provides BOSTON FINANCIAL with at least thirty (30) days' prior written notice and provided, further, that the requirements of the new series are generally consistent with services then being provided by BOSTON FINANCIAL under this Agreement. Rates or charges for additional Funds shall be as set forth in Exhibit A, as hereinafter defined, for the remainder of the contract term except as such Fund uses functions, features or characteristics for which BOSTON FINANCIAL has imposed an additional charge as part of its standard pricing schedule. In the latter event, rates and charges shall be mutually agreed upon by the Trust and BOSTON FINANCIAL.

H.

BOSTON FINANCIAL shall maintain a quality control process designed to provide a consistent level of quality and timeliness for its transaction processing.  BOSTON FINANCIAL’s performance of the services under this Agreement will be measured against service level standards (“SLAs”), which have been established in good faith by mutual written agreement of the parties and which are made a part of this Agreement as Schedule 4.H.  BOSTON FINANCIAL shall provide to the Trust, a monthly report with respect to BOSTON FINANCIAL’s processing against the SLAs.  In order that BOSTON FINANCIAL may reasonably estimate the staffing needed to maintain the SLAs, the Trust agrees to use its best efforts to communicate to BOSTON FINANCIAL all sales and volume projections prior to the beginning of each quarter and to provide the BOSTON FINANCIAL with advance notice of any product development, sales or marketing campaigns that the Trust determines may materially impact the volume of transactions in the Funds.  The parties agree to work together to resolve any performance issues in good faith.  The parties annually shall review and discuss the SLAs and shall make such changes therein as to which they mutually agree.  The parties agree that the SLAs shall not apply to, and shall not be calculated for, any particular day when: (i) the TA2000™ System or any computer hardware or software, which is substantially required for the performance of the services, is unavailable for more than sixty (60) minutes, provided that such unavailability is beyond BOSTON FINANCIAL’s reasonable control and BOSTON FINANCIAL notifies the Trust promptly of such unavailability; (ii) there is a failure or unavailability of communication lines outside of

BOSTON FINANCIAL’s facilities; (iii) there is a disaster that requires BOSTON FINANCIAL to process at its disaster recovery site, provided such disaster was not caused by BOSTON FINANCIAL’s negligence or willful misconduct, or when BOSTON FINANCIAL’s transaction processing is impeded by an event described in Section 15 hereof; or (iv) the failure to perform is caused by third parties (including the Trust) whose actions are beyond BOSTON FINANCIAL’s reasonable control.

I.

The parties agree that to the extent that BOSTON FINANCIAL provides any services under this Agreement that relate to compliance by the Trust with the Internal Revenue Code of 1986, as amended (“Code”) or any other tax law, including without limitation, withholding, as required by federal law, taxes on shareholder accounts, preparing, filing and mailing U.S. Treasury Department Forms 1099, 1042, and 1042S, and performing and paying backup withholding as required for shareholders, BOSTON FINANCIAL will not exercise any discretion and will provide only ministerial, mechanical, printing, reproducing, and other similar assistance to the Trust.  In particular, BOSTON FINANCIAL will not exercise any discretion in determining generally the actions that are required in connection with such compliance or when such compliance has been achieved.  Except to the extent of making mathematical calculations or completing forms, in each case based on the Trust’s instructions, BOSTON FINANCIAL will not exercise any discretion in (1) determining generally: (a) the amounts of taxes that should be withheld on shareholder accounts; and (b) the amounts that should be reported in or on any specific box or line of any tax form; (2) classifying the status of shareholders and shareholder accounts under applicable tax law; and (3) paying withholding and other taxes.

J.

The Trust shall identify to BOSTON FINANCIAL in writing the states and countries where the Shares of the Trust are registered or exempt, and the number of Shares registered for sale with respect to each state or country, as applicable.  BOSTON FINANCIAL shall establish the foregoing parameters on the system for the Trust’s designated Blue Sky vendor.  The Trust or its administrator shall verify that such parameters have been correctly established for each state or country on the system prior to activation and thereafter shall be responsible for monitoring the daily activity for each state or country.  The responsibility of BOSTON FINANCIAL for the Trust’s blue sky registration status is solely limited to the initial establishment of the parameters provided by the Trust or the administrator for the vendor’s system and the daily transmission of a file to such vendor in order that the vendor may provide reports to the Trust or the administrator for monitoring.

K.

If requested by the Trust (and as mutually agreed upon by the parties as to any reasonable reimbursable expenses), provide any additional related services (i.e., pertaining to escheatments, abandoned property, garnishment orders, bankruptcy and divorce proceedings, Internal Revenue Service or state tax authority tax levies and summonses and all matters relating to the foregoing).

L.

With respect to the Savings Incentive Match Plan for Employee Individual Retirement Accounts ("SIMPLE IRAs") offered by the Trust in connection with the Shares,

BOSTON FINANCIAL, utilizing the DST TRAC System ("TRAC") will perform services in connection with SIMPLE IRAs as set forth in Schedule 4L, attached hereto.  In addition, the fees and expenses for such SIMPLE IRA services are set forth in Exhibit A-1, SIMPLE IRA Fees and Expenses.

5.

LIMIT OF AUTHORITY.

Unless otherwise expressly limited by the resolution of appointment or by subsequent action by the Trust, the appointment of BOSTON FINANCIAL as Transfer Agent will be construed to cover the full amount of authorized Shares of the class or classes for which BOSTON FINANCIAL is appointed as the same will, from time to time, be constituted, and any subsequent increases in such authorized amount.

In case of such increase the Trust will file with BOSTON FINANCIAL:

A.

If the appointment of BOSTON FINANCIAL was theretofore expressly limited, a certified copy of a resolution of the Board of Trustees of the Trust increasing the authority of BOSTON FINANCIAL;

B.

A certified copy of the amendment to the Declaration of Trust of the Trust authorizing the increase of stock; and

C.

A certified copy of the order or consent of each governmental or regulatory authority required by law to consent to the issuance of the increased stock, or an opinion of counsel that the order or consent of no other governmental or regulatory authority is required;

6.

COMPENSATION AND EXPENSES.

A.

In consideration for its services hereunder as Transfer Agent and Dividend Disbursing Agent, the Trust will pay to BOSTON FINANCIAL, from time to time, a reasonable compensation for all services rendered as Agent and, also, all BOSTON FINANCIAL's reasonable billable out-of-pocket expenses or disbursements ("Compensation and Expenses") incurred in connection with the agency. "Expenses" are more fully described in Section 6.B. of this Agreement. Such Compensation and Expenses are set forth in a separate schedule previously agreed to by the Trust and BOSTON FINANCIAL, a copy of which is attached hereto as Exhibit A. If the Trust has not paid such Compensation and Expenses to BOSTON FINANCIAL within a reasonable time, BOSTON FINANCIAL may charge against any monies held under this Agreement, the amount of any Compensation and Expenses for which it shall be entitled to reimbursement under this Agreement.

B.

The Trust also agrees promptly to reimburse BOSTON FINANCIAL for all reasonable billable out-of-pocket expenses or disbursements incurred by BOSTON FINANCIAL in connection with the performance of services under this Agreement including, but not limited to: expenses for postage; express delivery services; freight charges; envelopes, checks, drafts, forms (continuous or otherwise); specially requested reports and statements; telephone calls; telegraphs; stationery supplies; counsel fees incurred in connection with the review of the legal sufficiency of documentation provided by a shareholder or otherwise as to the advisability of complying with the request or instruction of a shareholder or person purporting to act on behalf of a shareholder (provided that BOSTON FINANCIAL provides the Trust with reasonable advance notice of any such request and permits the Trust to elect to undertake its own review of the legal sufficiency of such documentation or as to the advisability of complying with such request or instruction); outside printing and mailing firms (including DST Output, Inc. and its affiliates ("DST Output"); magnetic tapes, reels or cartridges (if sent to the Trust or to a third party at the Trust's request) and magnetic tape handling charges; off-site record storage and media for storage of records (e.g., microfilm, microfiche, optical platters, computer tapes); computer equipment installed at the Trust's request at the Trust's or a third party's premises; telecommunications equipment and telephone/telecommunication lines between the Trust and its agents, on one hand, and BOSTON FINANCIAL on the other; proxy soliciting, processing and/or tabulating costs; transmission of statement data for remote printing or processing other than by DST Output; and National Securities Clearing Corporation ("NSCC") transaction fees to the extent any of the foregoing are paid or incurred by BOSTON FINANCIAL. The Trust agrees to pay postage expenses at least one day in advance if so requested. In addition, any other expenses incurred by BOSTON FINANCIAL at the request or with the consent of the Trust will be promptly reimbursed by the Trust.

C.

Amounts due hereunder shall be due and paid on or before the sixtieth (60th) calendar day after receipt of the invoice therefor by the Trust (the "Due Date"). The Trust is aware that its failure to pay all amounts in a timely fashion so that they will be received by BOSTON FINANCIAL on or before the Due Date will give rise to costs to BOSTON FINANCIAL not contemplated by this Agreement, including but not limited to carrying, processing and accounting charges. Accordingly, subject to Section 6.D. hereof, in the event that during any twelve (12) month period the Trust pays any four (4) or more of its invoices after their respective Due Dates, then BOSTON FINANCIAL may charge and the Trust shall pay a late charge for any future invoices paid after the applicable Due Date and such late charge shall be equal to the lesser of the maximum amount permitted by applicable law or the London Interbank Overnight Rate times the amount overdue, times the number of days from the Due Date up to and including the day on which payment is received by BOSTON FINANCIAL. The parties hereby agree that such late charge represents a fair and reasonable computation of the costs incurred by reason of late payment or payment of amounts not properly due. Acceptance of such late charge shall in no event constitute a waiver of the Trust's or BOSTON FINANCIAL's default or prevent the non-defaulting party from exercising any other rights and remedies available to it.

D.

In the event that any charges are disputed, the Trust shall, on or before the Due Date, pay all undisputed amounts due hereunder and notify BOSTON FINANCIAL in writing of any disputed charges for billable expenses that it is disputing in good faith. Payment for such disputed charges shall be due on or before the close of the fifth (5th) business day after the day on which BOSTON FINANCIAL provides to the Trust documentation which an objective observer would agree reasonably supports the disputed charges (the "Revised Due Date"). Late charges shall not begin to accrue as to charges disputed in good faith until the first business day after the Revised Due Date.

E.

The fees and charges set forth on Exhibit A shall increase or may be increased as follows:

(1)

On the first day of each anniversary of this Agreement, subject to Note D of Exhibit A;

(2)

BOSTON FINANCIAL may increase the fees and charges set forth on Exhibit A upon at least ninety (90) days prior written notice, if changes in existing laws, rules or regulations: (i) require substantial system modifications or (ii) materially increase BOSTON FINANCIAL's cost of performance hereunder;

(3)

BOSTON FINANCIAL may charge for additional features of TA2000 used by the Trust which features are not consistent with the Trust's current processing requirements; and

(4)

In the event BOSTON FINANCIAL, at the Trust's request or direction, performs Exception Services, BOSTON FINANCIAL shall be entitled to increase the fees and charges for such Exception Services from those set forth on Exhibit A to the extent such Exception Services increase BOSTON FINANCIAL's cost of performance.  This provision shall not apply to the Exception Services, if any, being provided as of the date of this Agreement, which the parties shall mutually agree upon and set forth on Schedule 6.E.(4) to this Agreement.

If BOSTON FINANCIAL notifies the Trust of an increase in fees or charges pursuant to subparagraph (2) of this Section 6.E., the parties shall confer, diligently and in good faith and agree upon a new fee to cover the amount necessary, but not more than such amount, to reimburse BOSTON FINANCIAL for the Trust's aliquot portion of the cost of developing the new software to comply with regulatory charges and for the increased cost of operation.

If BOSTON FINANCIAL notifies the Trust of an increase in fees or charges under subparagraphs (3) or (4) of this Section 6.E., the parties shall confer, diligently and in good faith, and agree upon new fees.

7.

OPERATION OF THE TA2000™ SYSTEM.

In connection with the performance of its services under this Agreement, BOSTON FINANCIAL is responsible for such items as:

A.

That entries in BOSTON FINANCIAL's records, and in the Trust's records on the TA2000™ System created by BOSTON FINANCIAL and BOSTON FINANCIAL's affiliates, accurately reflect the orders, instructions, and other information received by BOSTON FINANCIAL and such affiliates from the Trust, the Trust's distributor, manager or principal underwriter, or any successor of any of the foregoing (all hereinafter referred to as "JPM") and its affiliates, entities from whom JPM or the Trust have directed BOSTON FINANCIAL to accept orders, instructions or other information, the Trust's investment adviser, banks or other entities which BOSTON FINANCIAL has been advised by the Trust or JPM are affiliated with or a correspondent of JPM, or the Trust's administrator (each of the foregoing being an "Authorized Person"), broker-dealers or shareholders (existing or new). BOSTON FINANCIAL has currently been instructed, by way of example and not limitation, to accept telephone instructions from any person reasonably believed by BOSTON FINANCIAL to be a representative of an Authorized Person, to accept third party checks initiated by or received from or through a broker/dealer or a JPM-customer relationship, to accept transactions and documentation by fax in accordance with the guidelines established by an Authorized Person, to allow corporations, partnerships, trusts and other accounts not registered in the name of a single individual and individually owned accounts to have telephone or "VOICE" transaction processing privileges (the "Privileges"), to establish Privileges on all accounts unless the establishing shareholder explicitly directs that telephone exchanges and redemptions not be permitted and to accept and to effectuate transmissions and trades entered on a remote basis by JPM and banks affiliated with JPM (without verification of the contents of such transmissions and trades);

B.

That shareholder lists, shareholder account verifications, confirmations and other shareholder account information to be produced from its records or data be available and accurately reflect the data in the Trust's records on the TA2000TM System;

C.

The accurate and timely issuance of dividend and distribution checks in accordance with instructions received from the Trust and the data in the Trust's records on the TA2000TM System;

D.

That redemption transactions and payments be effected timely, to be processed under normal circumstances on the day of receipt, and accurately in accordance with redemption instructions received by BOSTON FINANCIAL from Authorized Persons, broker-dealers or shareholders and the data in the Trust's records on the TA2000TM System;

E.

The deposit daily in the Trust's appropriate special bank account of all checks and payments received by BOSTON FINANCIAL from NSCC, broker-dealers or shareholders for investment in shares.  In the event of an overdraft with respect to the account that is caused by BOSTON FINANCIAL’s error in misdirecting or failing to make a deposit (and not as a result of check or payment that fails), then BOSTON FINANCIAL agrees to reimburse the Trust for (i) the service charge, if any charged by the bank, up to $500 per occurrence; and (ii) the overnight federal funds rate for the deposit misdirected by BOSTON FINANCIAL.  BOSTON FINANCIAL’s liability with respect to such overdraft shall be limited to the foregoing, except as may otherwise be mutually agreed, from time to time, by the parties.

F.

Notwithstanding anything herein to the contrary, with respect to "as of" adjustments, BOSTON FINANCIAL will not assume one hundred percent (100%) responsibility for losses resulting from "as of's" due to clerical errors or misinterpretations of shareholder instructions, but BOSTON FINANCIAL will discuss with the Fund BOSTON FINANCIAL's accepting liability for an "as of" on a case-by-case basis and will accept financial responsibility for a particular situation resulting in a financial loss to the Fund where such loss is "material", as hereinafter defined, and, under the particular facts at issue, BOSTON FINANCIAL's conduct was culpable and BOSTON FINANCIAL's conduct is the sole cause of the loss.  A loss is "material" for purposes of this Section 7.F. when it results in a pricing error on a particular transaction which is (i) greater than a negligible amount per shareholder, (ii) equals or exceeds one ($.01) full cent per share times the number of shares outstanding or (iii) equals or exceeds the product of one-half of one percent (1/2%) times the Fund's Net Asset Value per share times the number of shares outstanding (or, in case of (ii) or (iii), such other amounts as may be adopted by applicable accounting or regulatory authorities from time to time).  If the net effect of the “as of” transactions that are determined to be caused by BOSTON FINANCIAL is negative and exceeds the above limit, then BOSTON FINANCIAL shall promptly contact the Trust and the Fund accountants.  BOSTON FINANCIAL will work with the Trust and the Fund accountants to determine what, if any, impact the threshold break has on the Fund’s Net Asset Value and what, if any, further action is required.  These further actions may include but are not limited to, the Fund re-pricing the affected day(s), BOSTON FINANCIAL re-processing, at its expense, all affected transactions in the Fund that took place during the period or a payment to the Fund.  The Fund agrees to work in good faith with BOSTON FINANCIAL and wherever possible, absent a regulatory prohibition or other mutually agreed upon reason, the Fund agrees to re-price the affected day(s) and to allow BOSTON FINANCIAL to re-process the affected transactions.  When such re-pricing and re-processing is not possible, and when BOSTON FINANCIAL must contribute to the settlement of a loss, BOSTON FINANCIAL's responsibility will commence with that portion of the loss over $0.0049 per share calculated on the basis of the total value of all shares owned by the affected portfolio (i.e., on the basis of the value of the shares of the total portfolio, including all classes of that portfolio, not just those of the affected class) and BOSTON FINANCIAL will make such account adjustments and take such other action as is necessary to compensate shareholders for shareholder losses and reimburse the Fund for the amount of Fund losses in accordance with the foregoing standards.  If BOSTON FINANCIAL contributes to the settlement of a loss, the amount paid by BOSTON FINANCIAL shall be deducted from the amount of any accumulated losses calculated in the fiscal year monitoring process described below. BOSTON FINANCIAL will monitor all portfolios across share classes to determine the accumulated gain or loss effect of “as-of trades” caused solely by the transfer agent.  At the fiscal year end of each portfolio, if the portfolio has an accumulated loss across share classes that is attributed to the transfer agent, then BOSTON FINANCIAL shall pay to the Fund the amount of such loss in excess of $.0049 per share calculated on the basis of the total value of all shares owned by the affected portfolio (i.e., on the basis of the value of the shares of the total portfolio, including all classes of that portfolio, not just those of the affected class).  If at the end of the fiscal year, a portfolio has accumulated a gain across share classes, that gain will remain with the Fund.

G.

The requiring of proper forms of instructions, signatures and signature guarantees and any necessary documents supporting the opening of shareholder accounts, transfers, redemptions and other shareholder account transactions, all in conformance with BOSTON FINANCIAL's present procedures as set forth in its Legal Manual (collectively the "Procedures") with such changes or deviations therefrom as may be from time to time required or approved by the Trust, its investment adviser or principal underwriter, or its or BOSTON FINANCIAL's counsel and the rejection of orders or instructions not in good order in accordance with the applicable prospectus or the Procedures; and

H.

The maintenance of a current, duplicate set of the Trust's essential records at a secure separate location, in a form available and usable forthwith in the event of any breakdown or disaster disrupting its main operation.

8.

INDEMNIFICATION.

A.

BOSTON FINANCIAL shall at all times use reasonable care, due diligence and act in good faith in performing its duties under this Agreement and agrees to use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement. BOSTON FINANCIAL shall provide its services hereunder in accordance with the '34 Act, and other laws, rules and regulations of governmental authorities having jurisdiction over BOSTON FINANCIAL. In the absence of bad faith, willful misconduct, knowing or reckless violations of applicable law pertaining to the manner in which transfer agency services are to be performed by BOSTON FINANCIAL (excluding any violations arising directly or indirectly out of the actions or omissions to act of third parties unaffiliated with BOSTON FINANCIAL), reckless disregard of the performance of its duties, or negligence on its part, BOSTON FINANCIAL shall not be liable for any action taken, suffered, or omitted by it or for any error of judgment made by it in the performance of its duties under this Agreement. For those activities or actions delineated in the Procedures, BOSTON FINANCIAL shall be presumed to have used reasonable care, due diligence and acted in good faith if it has materially complied with the Procedures, copies of which have been provided to the Trust and reviewed and approved by the Trust's counsel, as amended from time to time with approval of Trust’s counsel, or for any deviation therefrom approved by the Trust or BOSTON FINANCIAL counsel.

B.

BOSTON FINANCIAL shall not be responsible for, and the Trust shall indemnify and hold BOSTON FINANCIAL harmless from and against, any and all losses, damages, reasonable costs, reasonable charges, reasonable counsel fees, payments, reasonable expenses and liability (the "Adverse Consequences") which may be asserted against BOSTON FINANCIAL or for which BOSTON FINANCIAL may be held to be liable, arising out of or attributable to:

(1)  All actions of BOSTON FINANCIAL required to be taken by BOSTON FINANCIAL pursuant to this Agreement, provided that BOSTON FINANCIAL has acted in good faith and with due diligence and reasonable care and according to any instructions provided it by any authorized person;

(2)  The Trust's refusal or failure to comply with the terms of this Agreement, the Trust's negligence or willful misconduct, or the breach of any representation or warranty of the Trust hereunder;

(3)  The good faith reliance on, or the carrying out of, any written or oral instructions or requests of persons designated by the  Trust in writing (see Exhibit B) from time to time as authorized to give instructions on its behalf or representatives of an Authorized Person or BOSTON FINANCIAL's good faith reliance on, or use of, information, data, records and documents received from, or which  have been prepared and/or maintained by the Trust, its investment advisor, its sponsor or its principal underwriter.  This shall include (i) any information, records, documents, data, stock certificates or services, which are received by BOSTON FINANCIAL or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions, or other similar means authorized by the Trust, and which have been prepared, maintained or performed by the Trust or any other person or firm on behalf of the Trust including but not limited to any broker-dealer  or previous transfer agent.

(4)  Defaults by dealers or shareowners with respect to payment for share orders previously entered;

(5)  The offer or sale of Shares in violation of any requirement under federal securities laws or regulations or the securities laws or regulations of any state or in violation of any stop order or other determination or ruling by any federal agency or state with respect to the offer or sale of such shares in such state (unless such violation results from BOSTON FINANCIAL's failure to comply with written instructions of the Trust or of any officer of the Trust that no offers or sales be input into the Trust's securityholder records in or to residents of such state);

(6)  Any error or mistake of the Trust, any Authorized Person, and any agent designated by the Trust in the use of the TA2000TM  System, the data center, computer and related equipment used to access the TA2000TM System (the "DST Facilities"), and control procedures relating thereto in the verification of output and in the remote input of data;

(7)  Errors, inaccuracies, and omissions in, or errors, inaccuracies or omissions of BOSTON FINANCIAL solely arising out of or resulting from such errors, inaccuracies and omissions in, the Trust's records, shareholder and other records, delivered to BOSTON FINANCIAL hereunder by the Trust or its prior agent(s);

(8)  Actions or omissions to act by the Trust or agents designated by the Trust with respect to duties assumed thereby as provided for in Section 21 hereof;

(9)  BOSTON FINANCIAL's performance of Exception Services except where BOSTON FINANCIAL acted or omitted to act in bad faith, with reckless disregard of its obligations or with negligence; and

(10)  The negotiation and processing of any checks, wires and ACH transmissions including without limitation for deposit into, or credit to, the Fund’s demand deposit accounts maintained by BOSTON FINANCIAL, subject to the provisions of Section 7.E.

C.

Except where BOSTON FINANCIAL is entitled to indemnification under Section 8.B. hereof and with respect to "as of's" set forth in Section 7.F., BOSTON FINANCIAL shall indemnify and hold the Trust harmless from and against any and all Adverse Consequences arising out of BOSTON FINANCIAL's failure to comply with the terms of this Agreement or arising out of or attributable to BOSTON FINANCIAL's negligence, willful misconduct or reckless disregard of its obligations under this Agreement or BOSTON FINANCIAL's breach of any of its representations or warranties under this Agreement.  In the event that any claim is asserted against BOSTON FINANCIAL under this Agreement for any reason other than BOSTON FINANCIAL's bad faith or willful misconduct, BOSTON FINANCIAL’S aggregate liability during any term of this Agreement with respect to, arising from or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, shall be limited and shall be determined as set forth on Schedule 8.C. attached hereto.

D.

IN NO EVENT AND UNDER NO CIRCUMSTANCES SHALL EITHER PARTY TO THIS AGREEMENT BE LIABLE TO ANYONE, INCLUDING, WITHOUT LIMITATION TO THE OTHER PARTY, FOR CONSEQUENTIAL DAMAGES FOR ANY ACT OR FAILURE TO ACT UNDER ANY PROVISION OF THIS AGREEMENT EVEN IF ADVISED OF THE POSSIBILITY THEREOF.

E.

Promptly after receipt by an indemnified person of notice of the commencement of any action, such indemnified person will, if a claim in respect thereto is to be made against an indemnifying party hereunder, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying Party will not relieve an indemnifying party from any liability that it may have to any indemnified person for contribution or otherwise under the indemnity agreement contained herein except to the extent it is prejudiced as a proximate result of such failure to timely notify. In case any such action is brought against any indemnified person and such indemnified person seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, assume the defense thereof (in its own name or in the name and on behalf of any indemnified party or both with counsel reasonably satisfactory to such indemnified person); provided, however, if the defendants in any such action include both the indemnified person and an indemnifying party and the indemnified person shall have reasonably concluded that there may be a conflict between the positions of the indemnified person and an indemnifying party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified persons which are inconsistent with those available to an indemnifying party, the indemnified person or indemnified persons shall have the right to select one separate counsel (in addition to local counsel) to assume such legal defense and to otherwise participate in the defense of such action on behalf of such indemnified person or indemnified persons at such indemnified party's sole expense. Upon receipt of notice from an indemnifying party to such indemnified person of its election so to assume the defense of such action and approval by the indemnified person of counsel, which approval shall not be unreasonably withheld (and any disapproval shall be accompanied by a written statement of the reasons therefor), the indemnifying party will not be liable to such indemnified person hereunder for any legal or other expenses subsequently incurred by such indemnified person in connection with the defense thereof. An indemnifying party will not settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified persons are actual or potential parties to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified person from all liability arising out of such claim, action, suit or proceeding. An indemnified party will not, without the prior written consent of the indemnifying party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder. If it does so, it waives its right to indemnification therefor.

F.

In any case an indemnifying person may be asked to indemnify or hold an indemnified person harmless, the indemnified person shall use reasonable care to (i) fully and promptly advise the indemnifying person of all pertinent facts concerning the situation in question, and (ii) timely advise the indemnifying person of any matter as to which the indemnified person is aware that a claim which may give rise to Adverse Consequences has been asserted or is being threatened and appears reasonably likely to be asserted.

9.  CERTAIN COVENANTS OF BOSTON FINANCIAL AND THE TRUST.

A.

All requisite steps will be taken by the Trust from time to time when and as necessary to register the Shares for sale in all states in which the Shares shall at the time be offered for sale and require registration. If at any time the Trust receives notice of any stop order or other proceeding in any such state affecting such registration or the sale of the Shares, or of any stop order or other proceeding under the federal securities laws affecting the sale of the Shares, the Trust will give prompt notice thereof to BOSTON FINANCIAL.

B.

BOSTON FINANCIAL hereby agrees to perform such transfer agency functions as are set forth in Section 4.D. above, to establish and to maintain facilities and procedures reasonably acceptable to the Trust for safekeeping of Certificates, check forms, and facsimile signature imprinting devices, if any, and for the preparation or use, and the keeping account of, such Certificates, forms and devices, and to carry such insurance as BOSTON FINANCIAL considers adequate and reasonably available, such consideration to be consistent with standards of commercial reasonableness.

C.

To the extent required by Section 31 of the Investment Company Act of 1940, as amended, and Rules thereunder, BOSTON FINANCIAL agrees that all records maintained by BOSTON FINANCIAL relating to the services to be performed by BOSTON FINANCIAL under this Agreement are the property of the Trust and will be preserved and will be surrendered promptly to the Trust on request.

D.

BOSTON FINANCIAL agrees to furnish the Trust, on a semi-annual basis, at no cost to the Trust, a report in accordance with Statements on Auditing Standards No. 70 (the "SAS 70 Report") as well as such other publicly available financial information about itself or its affiliates and any reports and information relating to BOSTON FINANCIAL’s policies and procedures and its compliance with such policies and procedures and with the laws applicable to its business and services as the Trust may reasonably request. BOSTON FINANCIAL further agrees that upon request by the Trust, not more than once each year, it will review with the Trust such information as is necessary to demonstrate BOSTON FINANCIAL’s current financial status.  As a continuing obligation of BOSTON FINANCIAL throughout the term of this Agreement, BOSTON FINANCIAL agrees to notify the Trust (unless legally prohibited from so doing) of any claims or legal proceedings that BOSTON FINANCIAL reasonably believes would materially adversely affect the ability of BOSTON FINANCIAL to provide the services required under this Agreement.

E.

BOSTON FINANCIAL represents and agrees that it will use its best efforts within reasonable limits to keep current on the trends of the investment company industry relating to shareholder services and will use its best efforts to continue to modernize and improve. Notwithstanding the foregoing, (i) BOSTON FINANCIAL shall not be liable for failing to make any modification or improvement as to the necessity of which the Trust has not advised BOSTON FINANCIAL in writing and (ii) for any delay in the implementation of such modification or improvement where BOSTON FINANCIAL reasonably requires more time than was permitted by circumstances or such regulations. With respect to any optional change in BOSTON FINANCIAL’s operations or optional system feature, the Trust may elect not to use such change or feature.

F.

BOSTON FINANCIAL will permit the Trust and its authorized representatives, including its chief compliance officer, to make periodic inspections of its operations and its policies and procedures as such would involve the Trust at reasonable times during business hours subject to such authorized representatives' execution of a confidentiality agreement provided by BOSTON FINANCIAL.  Additionally, in order that the Trust may review the effectiveness of the AML Program as described in Schedule 19.K, BOSTON FINANCIAL will also permit the Trust and its authorized representatives to inspect records maintained by BOSTON FINANCIAL for the Fund directly related to the AML Program services performed for the Fund.

G.

BOSTON FINANCIAL shall reasonably cooperate with the Trust's independent public accountants and the Trust’s chief compliance officer and shall take all reasonable action in the performance of its obligations under this Agreement to assure that access to all readily necessary information and compliance personnel is made available to such accountants and to the Trust’s chief compliance officer, for the expression of the accountants’ opinion and the evaluation of the effectiveness of BOSTON FINANCIAL’s compliance controls, as such may be required from time to time.  Special reports or information may be charged for if the production or special programming of such reports exceeds the dedicated resource hours provided to the Trust under this Agreement. A report is "Special" if it is not regularly produced by TA2000TM or requires special programming.

H.

BOSTON FINANCIAL and DST employ intrusion detection systems, anti-virus software, and an automated security monitoring, analysis and response system to identify, manage, and counter security threats as well as monitor policy adherence.  BOSTON FINANCIAL and DST also perform annual penetration and vulnerability tests, which are conducted by an independent 3rd party, to validate the security of the networks of BOSTON FINANCIAL and DST.  BOSTON FINANCIAL and DST shall make the results of such tests available to the Trust.  If vulnerabilities are identified, then BOSTON FINANCIAL and/or DST shall also promptly provide the Trust with a copy of the system remediation plan.   In addition, BOSTON FINANCIAL and DST may use third party security reviews to support their security efforts when necessary.

I.

BOSTON FINANCIAL will provide assistance to and cooperate with the Trust during any government or Trust directed audits (including audits arranged by the Trust in connection with the implementation and administration of the Trust’s compliance policies and procedures) and regulatory examinations of the Trust’s records and accounts maintained by BOSTON FINANCIAL in accordance with reasonable procedures and at reasonable frequencies.  For purposes of such regulatory examinations or audits, at the request the Trust, BOSTON FINANCIAL will make available, during normal business hours, all reasonably required records, data and operating processes for review by (i) the representatives of the appropriate regulatory agencies and/or (ii) any auditors.  The Trust understands and agrees that all auditors will be required by BOSTON FINANCIAL to execute a confidentiality agreement prior to being given access to such records, data and operating processes.

J.

Upon request of the Trust, BOSTON FINANCIAL will provide to the Trust on a semi-annual or quarterly basis a Sarbanes-Oxley certification with respect to BOSTON FINANCIAL’s performance of the services and its internal controls related thereto.  In addition, upon request of the Trust, BOSTON FINANCIAL will provide to the Trust a certification under Rule 38a-1 of the federal securities rules with respect to the compliance provisions required by that Rule.

10.  RECAPITALIZATION OR READJUSTMENT.

In case of any recapitalization, readjustment or other change in the capital structure of the Trust requiring a change in the form of Certificates, if any, BOSTON FINANCIAL will issue or register Certificates in the new form in exchange for, or in transfer of, the outstanding Certificates in the old form, upon receiving:

A.   Written instructions from an officer of the Trust;

B.   Certified copy of the amendment to the Declaration of Trust or other document effecting the change;

C.   Certified copy of the order or consent of each governmental or regulatory authority, required by law to the issuance of the stock in the new form, and an opinion of counsel that the order or consent of no other government or regulatory authority is required; and

D.   Specimens of any new Certificates in the form approved by the Board of Trustees of the Trust, with a certificate of the Secretary of the Trust as to such approval;

11.  CERTIFICATES.

To the extent needed or desired by the Trust, the Trust will furnish BOSTON FINANCIAL with a sufficient supply of blank Certificates and from time to time will renew such supply upon the request of BOSTON FINANCIAL. Such Certificates will be signed manually or by facsimile signatures of the officers of the Trust authorized by law and by bylaws to sign Certificates, and if required, will bear the corporate seal or facsimile thereof.

12.  DEATH, RESIGNATION OR REMOVAL OF SIGNING OFFICER.

The Trust will file promptly with BOSTON FINANCIAL written notice of any change in the officers authorized to sign any Certificates, written instructions or requests, together with a revised Exhibit B. In case any officer of the Trust who will have signed manually or whose facsimile signature will have been affixed to any blank Certificates will die, resign, or be removed prior to the issuance of such Certificates, BOSTON FINANCIAL may issue or register such Certificates as the Certificates of the Trust notwithstanding such death, resignation, or removal, until specifically directed to the contrary by the Trust in writing. In the absence of such direction, the Trust will file promptly with BOSTON FINANCIAL such approval, adoption, or ratification as may be required by law.

13.  FUTURE AMENDMENTS OF DECLARATION OF TRUST AND BYLAWS.

The Trust will promptly file with BOSTON FINANCIAL copies of all material amendments to its Declaration of Trust or Bylaws made after the date of this Agreement.

14.  INSTRUCTIONS, OPINION OF COUNSEL AND SIGNATURES.

Any time BOSTON FINANCIAL shall be in doubt as to any proposed or requested action to be taken or omitted by it, BOSTON FINANCIAL may consult with any person authorized by the Trust to give instructions to BOSTON FINANCIAL relating to the particular proposed or requested action to be taken or omitted. BOSTON FINANCIAL may with the approval of a Trust officer consult with legal counsel for the Trust, with respect to any matter involving a question of law involved in any action to be taken or omitted by BOSTON FINANCIAL in connection with the agency. BOSTON FINANCIAL will not be liable for any action taken or omitted by it in good faith in reliance upon such instructions from persons authorized by the Trust or upon the opinion of legal counsel for the Trust.  Notwithstanding the foregoing, the Trust shall reimburse BOSTON FINANCIAL for outside counsel fees incurred in connection with the review of the legal sufficiency of documentation provided by a shareholder or otherwise as to the advisability of complying with the request of a shareholder or person purporting to act on behalf of a shareholder so long as BOSTON FINANCIAL has complied with the requirements set forth in Section 6.B. BOSTON FINANCIAL will be protected in acting upon any paper or document reasonably believed by it to be genuine and to have been signed by the proper person or persons and will not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Trust. It will also be protected in recognizing Certificates which it reasonably believes to bear the proper manual or facsimile signatures of the officers of the Trust, and the proper countersignature of any former Transfer Agent or Registrar, or of a co-Transfer Agent or co-Registrar.

15.  FORCE MAJEURE AND DISASTER RECOVERY PLANS.

A.

BOSTON FINANCIAL shall not be responsible or liable for its failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation: any interruption, loss or malfunction or any utility, transportation, computer (hardware or software) or communication service; a delay in mails; governmental or exchange action, statute, ordinance, rulings, regulations or direction; war, strike, riot, emergency, civil disturbance, terrorism, vandalism, explosions, labor disputes, freezes, floods, fires, tornadoes, acts of God or public enemy, revolutions, or insurrection; or any other cause, contingency, circumstance or delay not subject to BOSTON FINANCIAL's reasonable control which prevents or hinders BOSTON FINANCIAL's performance hereunder.

B.

BOSTON FINANCIAL will maintain a comprehensive business continuity plan and will provide an executive summary of such plan upon reasonable request of the Trust.  BOSTON FINANCIAL will test the adequacy of its business continuity plan at least annually and upon request, the Trust may participate in such test.  Upon request by the Trust, BOSTON FINANCIAL will provide the Trust with a letter assessing the most recent business continuity test results.  In the event of a business disruption that materially impacts BOSTON FINANCIAL’s provision of services under this Agreement, BOSTON FINANCIAL will notify the Trust of the disruption and the steps being implemented under the business continuity plan.  If the Trust reasonably determines that BOSTON FINANCIAL has not or cannot put its business continuity plan in place quickly enough to meet the Trust’s needs or is otherwise unable to provide equal access to such services, BOSTON FINANCIAL shall promptly provide reasonable assistance and support to the Trust, at the Trust’s expense, in seeking such services from an alternative source.

C.

BOSTON FINANCIAL’s affiliate, DST, currently maintains a recovery facility for use in event of a disaster rendering the normal DST Facilities inoperable (the “DST Recovery Facility”).  DST has developed and is continually revising business contingency plans (the "DST Business Contingency Plan") detailing which, how, when, and by whom data maintained at DST Facilities will be installed and operated at the Recovery Facility.  BOSTON FINANCIAL will provide an executive summary of the DST Business Contingency Plan upon reasonable request of the Trust.  Provided the Trust is paying its pro rata portion of the charge therefor, BOSTON FINANCIAL would, in event of a disaster rendering the DST’s Facility inoperable, instruct DST to use reasonable efforts to convert the TA2000TM System containing the designated Trust data to the computers at the Recovery Facility in accordance with the then current DST Business Contingency Plan.

D.

BOSTON FINANCIAL also currently maintains, separate from the area in which the operations that provides the services to the Trust hereunder are located, a Crisis Management Center consisting of phones, computers and the other equipment necessary to operate a full service transfer agency business in the event one of its operations areas is rendered inoperable. The transfer of operations to other operating areas or to the Crisis Management Center is covered in BOSTON FINANCIAL's Business Contingency Plan.

16.  CERTIFICATION OF DOCUMENTS.

The required copy of the Declaration of Trust or Articles of Incorporation of the Trust and copies of all amendments thereto will be certified by the Secretary of State (or other appropriate official) of the State of Incorporation, and if such Declaration of Trust and amendments are required by law to be also filed with a county, city or other officer of official body, a certificate of such filing will appear on the certified copy submitted to BOSTON FINANCIAL, provided, however, that if the Trust is not required to file the Declaration of Trust with the State of Incorporation, but is required to file a Certificate of Trust with such state, a copy of the Certificate of Trust and copies of all amendments thereto will be certified by the Secretary of State (or other appropriate official) of the State of Incorporation.  A copy of the order or consent of each governmental or regulatory authority required by law to the issuance of the stock will be certified by the Secretary or Clerk of such governmental or regulatory authority, under proper seal of such authority. The copy of the Bylaws and copies of all amendments thereto, and copies of resolutions of the Board of Trustees of the Trust, will be certified by the Secretary or an Assistant Secretary of the Trust under the Trust's seal.

17.  RECORDS.

BOSTON FINANCIAL shall keep records relating to the services to be performed hereunder, in the form, manner and for such periods, as it may deem advisable and as may be required by the laws and regulations applicable to its business as a Transfer Agent, including those set forth in 17 CFR 240.17Ad-6 and 17 CFR 240.17Ad-7, as such regulations may be amended from time to time.  BOSTON FINANCIAL shall also maintain customary records in connection with its agency for the Trust; particularly those records required to be maintained pursuant to subparagraph (2)(iv) of paragraph (b) of Rule 31a-1 under the Investment Company Act of 1940.  Records maintained by BOSTON FINANCIAL on behalf of the Trust shall be made available for reasonable examinations by the Securities and Exchange Commission upon reasonable request and shall be maintained by BOSTON FINANCIAL for such period as required by applicable law or until such time as BOSTON FINANCIAL has delivered such records into the Trust’s possession or destroyed them at the Trust’s request.

18.  DISPOSITION OF BOOKS, RECORDS AND CANCELED CERTIFICATES.

BOSTON FINANCIAL may send periodically to the Trust, or to where designated by the Secretary or an Assistant Secretary of the Trust, all books, documents, and all records no longer deemed by BOSTON FINANCIAL needed for current purposes and any Certificates which have been canceled in transfer or in exchange, upon the understanding that such books, documents, records, and Certificates will be maintained by the Trust under and in accordance with the requirements of Rule 17Ad-7 adopted under the ’34 Act. Such materials will not be destroyed by the Trust without the consent of BOSTON FINANCIAL (which consent will not be unreasonably withheld), but will be safely stored for possible future reference.

19.  PROVISIONS RELATING TO BOSTON FINANCIAL AS TRANSFER AGENT.

A.

BOSTON FINANCIAL will make original issues of Certificates, if any, upon written request of an officer of the Trust and upon being furnished with a certified copy of a resolution of the Board of Trustees authorizing such original issue, any documents required by Sections 5 or 10 of this Agreement, and necessary funds for the payment of any original issue tax.

B.

Before making any original issue of Certificates of the Trust will furnish BOSTON FINANCIAL with sufficient funds to pay all required taxes on the original issue of the stock, if any. The Trust will furnish BOSTON FINANCIAL such evidence as may be required by BOSTON FINANCIAL to show the actual value of the stock. If no taxes are payable BOSTON FINANCIAL will be furnished with a certified statement from an officer of the Trust to that effect.

C.

Shares of stock represented by Certificates, if any, will be transferred and new Certificates issued in transfer, or Shares of stock accepted for redemption and funds remitted therefor, or book entry transfer be effected, upon surrender of the old Certificates in form or receipt by BOSTON FINANCIAL of instructions deemed by BOSTON FINANCIAL properly endorsed for transfer or redemption accompanied by such documents as BOSTON FINANCIAL may deem necessary to evidence the authority of the person making the transfer or redemption. BOSTON FINANCIAL reserves the right to refuse to transfer or redeem Shares until it is satisfied that the endorsement or signature on the Certificate or any other document is valid and genuine, and for that purpose it may require a guaranty of signature in accordance with the Procedures. BOSTON FINANCIAL will incur no liability and shall be indemnified and held harmless by the Fund for any action taken by it in accordance with an instruction bearing what purports to be a signature guarantee or medallion of an Eligible Guarantor Institution or otherwise in accordance with BOSTON FINANCIAL's Signature Guarantee Procedures adopted pursuant to Rule 17Ad-15 under the ’34 Act.  BOSTON FINANCIAL also reserves the right to refuse to transfer or redeem shares until BOSTON FINANCIAL is satisfied that the requested transfer or redemption is legally authorized, and it will incur no liability for the refusal in good faith to make transfers or redemptions which, in its reasonable judgment, are improper or unauthorized. Authority to perform a redemption shall be suspended when the Trust suspends the shareholders' right of redemption provided that the Trust delivers written notice of such suspension to BOSTON FINANCIAL. BOSTON FINANCIAL may, in effecting transfers or redemptions, rely upon Simplification Acts, Uniform Commercial Code or other statutes that protect it and the Trust in not requiring complete fiduciary documentation. In cases in which BOSTON FINANCIAL is not directed or otherwise required to maintain the consolidated records of shareholder's accounts, BOSTON FINANCIAL will not be liable for any loss that may arise by reason of not having such records.

D.

When mail is used for delivery of Certificates, BOSTON FINANCIAL will forward Certificates in "nonnegotiable" form by first class or registered mail and Certificates in "negotiable" form by registered mail, all such mail deliveries to be covered while in transit to the addressee by insurance arranged for by BOSTON FINANCIAL.

E.

BOSTON FINANCIAL will issue and mail subscription warrants, Certificates representing stock dividends, exchanges or split ups, upon receiving written instructions from any officer of the Trust and such other documents as BOSTON FINANCIAL deems necessary.

F.

BOSTON FINANCIAL will issue, transfer, and split up Certificates and will issue Certificates of stock representing full Shares upon surrender of scrip certificates aggregating one full share or more when presented to BOSTON FINANCIAL for that purpose upon receiving written instructions from an officer of the Trust and such other documents as BOSTON FINANCIAL may deem necessary.

G.

BOSTON FINANCIAL may issue new Certificates in place of Certificates represented to have been lost, destroyed, stolen or otherwise wrongfully taken upon receiving instructions from the Trust and indemnity satisfactory to BOSTON FINANCIAL and the Trust, and may issue new Certificates in exchange for, and upon surrender of, mutilated Certificates. Such instructions from the Trust will be in such form as will be approved by the Board of Trustees of the Trust and will be in accordance with the provisions of law and the bylaws of the Trust governing such matter.

H.

BOSTON FINANCIAL will supply a shareholder's list to the Trust for any shareholder meeting upon receiving a request from an officer of the Trust. It will also, at the expense of the Trust, supply lists at such other times as may be requested by an officer of the Trust.

I.

Upon receipt of written instructions of an officer of the Trust, BOSTON FINANCIAL will, at the expense of the Trust, address and mail notices to shareholders.

J.

In case of any request or demand for the inspection of the securityholder files or stock books of the Trust or any other books or records in the possession of the Trust in BOSTON FINANCIAL's possession, BOSTON FINANCIAL will not permit such inspection, except (i) after prior notification to and approval in writing by the Trust or Advisor as appropriate, which approval shall not be unreasonably withheld and may not be withheld or delayed where BOSTON FINANCIAL may be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities, or (ii) when so requested by the Trust or an Authorized Person. Nothing in the foregoing is intended to, nor does it, prohibit or deny to BOSTON FINANCIAL the right to disclose information requested by subpoena, court order, administrative order or request issued by a federal, state or local authority purporting to be issued under statutory authority or a self-regulatory organization registered under the '34 Act. BOSTON FINANCIAL shall promptly advise the Trust concerning subpoenas received for records of the Trust and, upon being so advised, the Trust shall be responsible for handling and responding thereto.

K.

If the Trust elects to delegate to BOSTON FINANCIAL certain Anti-Money Laundering and customer identification duties under this Agreement, the parties will agree to such duties and terms as stated in the attached schedule (“Schedule19 K. entitled “AML Delegation” which may be changed from time to time subject to mutual written agreement between the parties.  In consideration of the performance of the duties by BOSTON FINANCIAL pursuant to this Section 19 K., the Trust agrees to pay BOSTON FINANCIAL the fees applicable to such services as the parties may from time to time agree.

20.  PROVISIONS RELATING TO DIVIDEND DISBURSING AGENCY.

A.

BOSTON FINANCIAL will, at the expense of the Trust, provide a special form of check containing the imprint of any device or other matter desired by the Trust.  Said checks must, however, be of a form and size convenient for use by BOSTON FINANCIAL.

B.

If the Trust desires to include additional printed matter, financial statements, etc., with the dividend checks, the same will be furnished BOSTON FINANCIAL within a reasonable time prior to the date of mailing of the dividend checks, at the expense of the Trust.

C.

If the Trust desires its distributions mailed in any special form of envelopes, sufficient supply of the same will be furnished to BOSTON FINANCIAL but the size and form of said envelopes will be subject to the approval of BOSTON FINANCIAL.  If stamped envelopes are used, they must be furnished by the Trust; or if postage stamps are to be affixed to the envelopes, the stamps or the cash necessary for such stamps must be furnished by the Trust.

D.

BOSTON FINANCIAL shall establish and maintain, and is hereby authorized to establish and to maintain, under the usual terms and conditions prevalent in the industry and on behalf of the Trust as agent of the Trust, in BOSTON FINANCIAL's own name or under the J.P. Morgan name (or that of the Trusts as a group or of an Affiliate thereof), one or more deposit accounts, into which BOSTON FINANCIAL shall deposit the funds BOSTON FINANCIAL receives for payment of dividends, distributions, redemptions or other disbursements provided for hereunder and to draw checks against such accounts.

E.

BOSTON FINANCIAL is authorized and directed to stop payment of checks theretofore issued hereunder, but not presented for payment, when the payees thereof allege either that they have not received the checks or that such checks have been mislaid, lost, stolen, destroyed or through no fault of theirs, are otherwise beyond their control, and cannot be produced by them for presentation and collection, and, to issue and deliver duplicate checks in replacement thereof.

21.  ASSUMPTION OF DUTIES BY THE TRUST OR AGENTS DESIGNATED BY THE TRUST.

A.

The Trust or its designated agents other than BOSTON FINANCIAL may assume certain duties and responsibilities with respect to the operations of the Trust, including (with BOSTON FINANCIAL's agreement) providing all, or a portion, of those services which BOSTON FINANCIAL is obligated to provide under Section 4.D of this Agreement.

B.

To the extent the Trust or its agent or affiliate assumes BOSTON FINANCIAL's duties and responsibilities (which assumption should be embodied in writing), BOSTON FINANCIAL shall be relieved from all responsibility and liability therefore (including any Adverse Consequences directly or indirectly arising out of or resulting from the actions or omissions of the Trust or its designees, as well as from any "as of" liability or withholding reversals in connection therewith) and BOSTON FINANCIAL is hereby indemnified and held harmless against any liability therefrom in the same manner and degree as provided for in Section 8 hereof.

C.

With respect to accounts serviced by JPM or banks affiliated with or a correspondent of JPM, the Trust or its designees shall be responsible for the following: (i) answering and responding to telephone inquiries from shareholders and brokers; (ii) accepting shareholder and broker instructions (either or both oral and written) and (A) transmitting to BOSTON FINANCIAL orders (transactions and maintenance) based on such instructions for input into TA2000 by BOSTON FINANCIAL or (B) themselves inputting such orders into TA2000 on a remote basis; (iii) preparing and mailing confirmations; (iv) classifying the status of shareholders and shareholder accounts under applicable tax law and in accordance with the capabilities provided on TA2000, and performing all compliance functions with respect thereto, including without limitation obtaining certified TIN's, Form W-8's and other documentation, and properly coding accounts (social codes, tax status, foreign accounts and so forth) as provided for on TA2000; (v) on a remote basis establishing shareholder accounts on the TA2000TM  System, establishing the appropriate privileges thereupon and assigning social codes and Taxpayer Identification Number codes thereof; (vi) disbursing monies of the Trust; (vii) sending redemption and dividend wires in accordance with instructions received; and (viii) following up and collecting upon unsettled trade orders and unpaid broker-dealer, institutional or shareholder "as of's."

22.  TERMINATION OF AGREEMENT.

A.

This Agreement shall be in effect from the 1st day of September, 2009, through the 31st day of August 2014 (the "Initial Term" of this Transfer Agency Agreement"). This Agreement shall thereafter automatically extend for additional, successive one (1) year terms upon the expiration of any term hereof, unless terminated as of the end of any term by either party on not less than one hundred and twenty (120) days prior written notice to the other party.  Each additional one (1) year period shall be an additional term of this Agreement.  However, notwithstanding anything in this Agreement to the contrary, the effective date of any termination shall not occur during the period from December 15 through March 30 of any year to avoid adversely impacting year end, except if pursuant to Section 22.B of this Agreement.  One hundred and twenty (120) days before the expiration of the Initial Term or a renewal term, the parties agree to negotiate in good faith and agree upon a fee schedule for the upcoming renewal term.  Notwithstanding the termination or non-renewal of this Agreement, the terms and conditions of this Agreement shall continue to apply until the completion of the deconversion.  The parties will mutually agree upon the timing and other details of the actual deconversion of the Trust’s business.

B.

Each party, in addition to any other rights and remedies, shall have the right to terminate this Agreement forthwith upon the occurrence at any time of any of the following events with respect to the other party:

(1)

The bankruptcy of the other party or its assigns or the appointment of a receiver for the other party or its assigns;

(2)

failure by the other party or its assigns to perform its duties (including any material interruption or cessation of its operations) in accordance with the Agreement, which failure materially adversely affects the business operations of the first party and which failure continues for thirty (30) days after receipt of written notice from the first party, unless such failure is excused under Section 15 of this Agreement; or

(3)

merger, consolidation or sale of substantially all of the assets of the other party or its assigns; provided, however, that this Section 22.B.3 shall not apply to any mergers, consolidations or sales of substantially all of the assets of the Trust constituting a “shell reorganization;” or

(4)

acquisition of a controlling interest in the other party or its assigns by any third party except as may presently exist within the previous sixty (60) days.  For purposes of this Section 22.B(4), “control” shall be as defined in the Investment Company Act of 1940, as amended, except that the acquisition by a single shareholder of more than 25% of a Trust will not be considered a change in control.

In the event of a termination under this Section 22.B, the notice of termination for the reasons provided in this Section 22.B must be provided within sixty (60) days of a party’s learning of a reason permitting termination, and shall take effect within not less than ninety (90) and more than one hundred eighty (180) days from the date of receipt of the notice of termination.  Any termination by reasons set forth in Section 22.B(1) and (2) shall not be subject to any termination fees or penalties relating to or arising out of termination, including without limitation any such fees or penalties relating to or arising out of termination set forth in “NOTES TO THE FEE SCHEDULE, “ Paragraph E on Exhibit A attached to this Agreement.  In the event that (i) one or more Trusts terminate this Agreement as the result of an acquisition by or merger into another fund and the remaining Trusts wish to continue the Agreement, or (ii) the Trusts terminate this Agreement as the result of their acquisition by or merger into another fund and such other fund’s shareholder records are, at the time of such acquisition or merger, maintained by BOSTON FINANCIAL or its affiliates, or (iii) one or more Trusts wish to move its transfer agency servicing operation from BOSTON FINANCIAL to an affiliated entity or another DST TA2000 platform (i.e., become a remote user of DST’s TA2000 system) as the result of such Trusts acquisition by or merger into another fund, then the parties agree to negotiate in good faith to determine whether or to what extent the termination fees under this Agreement shall apply to such termination.

C.

BOSTON FINANCIAL may, on written notice to such Trust, immediately terminate this Agreement as to any Trust which itself or its Shares fail to be registered as provided in Section 3 of this Agreement at any time during this Agreement.

D.

In the event of termination, the Trust will promptly pay BOSTON FINANCIAL all amounts due to BOSTON FINANCIAL hereunder, including any termination fee set forth in Exhibit A to this Agreement.

E.

In the event of termination, BOSTON FINANCIAL will use its best efforts to transfer the records of the Trust to the designated successor transfer agent, to provide reasonable assistance to the Trust and its designated successor transfer agent, and to provide other information relating to its services provided hereunder (subject to the recompense of BOSTON FINANCIAL for such assistance at its standard rates and fees for personnel then in effect at that time); provided, however, as used herein "reasonable assistance" and "other information" shall not include assisting any new service or system provider to modify, alter, enhance, or improve its system or to improve, enhance, or alter its current system, or to provide any new functionality or to require BOSTON FINANCIAL to disclose any BOSTON FINANCIAL Confidential Information, as hereinafter defined, or any information which is otherwise confidential to BOSTON FINANCIAL.

23.  CONFIDENTIALITY AND INFORMATION SECURITY.

A.

BOSTON FINANCIAL agrees on behalf of itself, its affiliates, its officers and employees, except as provided in Section 19.J. hereof, or as otherwise required by law, BOSTON FINANCIAL will keep confidential all records and data of and information in its possession relating to the Trust or its shareholders or shareholder accounts in any form disclosed to BOSTON FINANCIAL hereunder, including but not limited to any data and information in any form disclosed by the Trust, anyone acting on behalf of the Trust, or the Trust’s customers, prospective customers, or employees to BOSTON FINANCIAL, BOSTON FINANCIAL Personnel or any Subcontractor including Consumer Information (as “Consumer Information” is defined in SEC Regulation S-P) and non-public information which is learned by BOSTON FINANCIAL without the Trust’s intentional disclosure to it.  Such information includes all Trust software, specifications, documentation, product proposals, financial information, data, source or object code, documentation, manuals, studies, internally devised technology, system or network architecture or topology, security mechanisms, product or processing capacities, revenues, information relating to the business of the Trust (including internal procedures and policies, businesses plans, and products of the Trust), and all other trade secret, confidential or proprietary information and documentation of the Trust or its customers, prospective customers, employees, directors, outside directors, retirees and their respective spouses and families received in connection with this Agreement (whether or not it is designated as such) (collectively, the “Trust’s Confidential Information”).  BOSTON FINANCIAL shall not disclose the same to any person except at the instruction (standing or specific), request or with the consent of the Trust. Notwithstanding the foregoing, BOSTON FINANCIAL shall be permitted in the ordinary course of business to provide such information to third parties providing services to BOSTON FINANCIAL which BOSTON FINANCIAL utilizes in connection with the services BOSTON FINANCIAL provides to the Trust under this Agreement or in accordance with Section 19.J. of this Agreement and where such third parties have entered into confidentiality agreements with BOSTON FINANCIAL that contain provisions at least as restrictive as those contained herein.

(1)

BOSTON FINANCIAL acknowledges that any unauthorized use, misuse, disclosure or taking of the Trust’s Confidential Information which is confidential as provided by law, or which is a trade secret, residing or existing internal or external to a computer, computer system, or computer network, or the knowing and unauthorized accessing or causing to be accessed of any computer, computer system, or computer network, may be subject to civil liabilities and criminal penalties under applicable state law.  BOSTON FINANCIAL will advise all of its employees and agents who have access to any the Trust’s Confidential Information or to any computer equipment capable of accessing the Trust’s hardware or software of the foregoing.

(2)

BOSTON FINANCIAL acknowledges that disclosure of the Trust’s Confidential Information may give rise to an irreparable injury to the Trust inadequately compensable in damages. Accordingly, the Trust may seek (without the posting of any bond or other security) injunctive relief against the breach of the foregoing undertaking of confidentiality and nondisclosure, in addition to any other legal remedies which may be available, and BOSTON FINANCIAL consents to the obtaining of such injunctive relief.

B.

BOSTON FINANCIAL has provided the Trust with a summary of its information security standards, which are subject to change by BOSTON FINANCIAL from time to time to meet industry changes.  BOSTON FINANCIAL agrees to comply with such information security standards in the performance of its services under this Agreement.  BOSTON FINANCIAL acknowledges receipt of the Trust’s information security standards and, to the extent that BOSTON FINANCIAL does not comply with the Trust’s standards, BOSTON FINANCIAL shall inform the Trust of the standards it has adopted in lieu thereof.

C.

The Trust on behalf of itself, its affiliates, its officers and employees and all entities which it directs BOSTON FINANCIAL to provide any of the following information agrees to keep confidential all financial statements and other financial records (other than statements and records relating solely to the Trust's business dealings with BOSTON FINANCIAL) and all manuals, systems and other technical information and data, not publicly disclosed, relating to the operations and programs of BOSTON FINANCIAL and DST furnished to it by BOSTON FINANCIAL pursuant to this Agreement and will not disclose the same to any person except at the request or with the consent of BOSTON FINANCIAL.

D.

(1)

The Trust acknowledges that BOSTON FINANCIAL and/or its affiliates have proprietary rights in and to the TA2000TM System used to perform services hereunder including, but not limited to the maintenance of shareholder accounts and records, processing of related information and generation of output, including, without limitation any changes or modifications of the TA2000TM System and any other programs, data bases, supporting documentation, or procedures and all software, specifications, documentation, product proposals, financial information, data, source or object code, documentation, manuals, studies, internally devised technology, system or network architecture or topology, security mechanisms, product or processing capacities, revenues, information relating to the business of BOSTON FINANCIAL and/or its affiliates (including internal procedures and policies, businesses plans, and products of BOSTON FINANCIAL and/or its affiliates), and all other trade secret, confidential or proprietary information and documentation of BOSTON FINANCIAL and/or its Affiliates or its customers, prospective customers, employees, directors, outside directors, retirees and their respective spouses and families (whether or not it is designated as such) and non-public information which is learned by the Trust without BOSTON FINANCIAL’s intentional disclosure to it  (collectively "BOSTON FINANCIAL Confidential Information") which the Trust's access to the TA2000TM System or computer hardware or software may permit the Trust or its agents or the Trust’s employees, directors, outside directors, retirees, their respective spouses and families to become aware of or to access and that the BOSTON FINANCIAL Confidential Information constitutes confidential material and trade secrets of BOSTON FINANCIAL and/or its affiliates. The Trust agrees to maintain the confidentiality of the BOSTON FINANCIAL Confidential Information of which it is, or becomes, aware or to which it has access.

(2)

The Trust acknowledges that any unauthorized use, misuse, disclosure or taking of BOSTON FINANCIAL Confidential Information which is confidential as provided by law, or which is a trade secret, residing or existing internal or external to a computer, computer system, or computer network, or the knowing and unauthorized accessing or causing to be accessed of any computer, computer system, or computer network, may be subject to civil liabilities and criminal penalties under applicable state law. The Trust will advise all of its employees and agents who have access to any BOSTON FINANCIAL Confidential Information or to any computer equipment capable of accessing BOSTON FINANCIAL hardware or software of the foregoing.

(3)

The Trust acknowledges that disclosure of the BOSTON FINANCIAL Confidential Information may give rise to an irreparable injury to BOSTON FINANCIAL and/or its affiliates inadequately compensable in damages. Accordingly, BOSTON FINANCIAL may seek (without the posting of any bond or other security) injunctive relief against the breach of the foregoing undertaking of confidentiality and nondisclosure, in addition to any other legal remedies which may be available, and the Trust consents to the obtaining of such injunctive relief.

E. All of the undertakings and obligations relating to confidentiality and nondisclosure, whether contained in this Section or elsewhere in this Agreement shall survive the termination or expiration of this Agreement for a period of ten (10) years, except with respect to any non-public personal information as defined under federal and state privacy laws, for which information the undertakings and obligations relating to confidentiality and nondisclosure in this Agreement shall survive the termination or expiration of this Agreement for the period of time required by such applicable law.

24.  CHANGES AND MODIFICATIONS.

A.

During the term of this Agreement BOSTON FINANCIAL will use on behalf of the Trust without additional cost all modifications, enhancements, or changes which BOSTON FINANCIAL or its affiliates may make to the TA2000TM System in the normal course of its business and which are applicable to functions and features offered by the Trust to its shareholders, unless those BOSTON FINANCIAL clients having substantially similar service and billing arrangements to the Trust are charged separately for such modifications, enhancements or changes, including, without limitation, substantial system revisions or modifications necessitated by changes in existing laws, rules or regulations. The Trust agrees to pay BOSTON FINANCIAL promptly for modifications and improvements to the TA2000TM System that are charged for separately at the rate provided for in BOSTON FINANCIAL's standard pricing schedule to the extent that the standard pricing schedule addresses costs not controlled by BOSTON FINANCIAL, which shall be identical for those BOSTON FINANCIAL clients which have substantially similar service and billing arrangements to the Trust, if a standard pricing schedule shall exist; provided that nothing herein shall prevent the Trust from attempting to negotiate directly with BOSTON FINANCIAL’s affiliate, DST Systems, Inc., with respect to pricing related to the TA2000 System. If there is no standard pricing schedule, the parties shall mutually agree upon the rates to be charged.  Changes, modifications, or enhancements to BOSTON FINANCIAL’s non-system related operations shall be handled in accordance with Section 4.F of this Agreement.

B.

BOSTON FINANCIAL and/or its affiliates shall have the right, at any time and from time to time, to alter and modify any systems, programs, procedures or facilities used or employed in performing its duties and obligations hereunder; provided that the Trust will be notified as promptly as possible prior to implementation of such alterations and modifications and that no such alteration or modification or deletion shall materially adversely change or affect the operations and procedures of the Trust in using or employing the TA2000TM System or BOSTON FINANCIAL Facilities hereunder or the reports to be generated by such system and facilities hereunder, unless the Trust is given thirty (30) days prior notice to allow the Trust to change its procedures and BOSTON FINANCIAL provides the Trust with revised operating procedures and controls.

C.

All enhancements, improvements, changes, modifications or new features added to the TA2000TM System however developed or paid for shall be, and shall remain, the confidential and exclusive property of, and proprietary to, BOSTON FINANCIAL and/or its affiliates.

25.  ASSIGNMENT AND SUBCONTRACTORS.

A.

Neither this Agreement nor any rights or obligations hereunder may be assigned by either party hereto without the written consent of the other party. In the event of a mutually agreed to assignment, each party shall remain liable for the performance of its assignee(s). BOSTON FINANCIAL may, however, employ agents to assist it in performing its duties hereunder; provided, however, that BOSTON FINANCIAL shall be fully responsible to the Trust for the acts and omissions of any agent employed by it to the same extent as it is for its own acts and omissions and BOSTON FINANCIAL shall obtain the Trust’s prior approval for the employment of any such agent that is not an affiliate of BOSTON FINANCIAL.  The foregoing shall not be deemed to apply to any direct contracts between the Trust and any affiliate of BOSTON FINANCIAL as to which BOSTON FINANCIAL is not a party.  BOSTON FINANCIAL may provide the services hereunder from service locations within or outside of the United States; provided, however, that such services shall only be provided outside the United States if the Trust has given its prior approval and so long as such service providers comply with all applicable U.S. laws and regulations concerning the services to be performed hereunder.

B.

Notwithstanding anything in this Agreement to the contrary, nothing herein shall impose any duty upon BOSTON FINANCIAL in connection with or make BOSTON FINANCIAL liable for the actions or omissions to act of unaffiliated third parties, over which BOSTON FINANCIAL has no direct control through contract or other means, such as, by way of example and not limitation, Airborne services, the U.S. mails, the National Securities Clearing Commission and telecommunication companies, provided, if BOSTON FINANCIAL selected such company, BOSTON FINANCIAL shall have exercised due care in selecting the same.

26.  LIMITATIONS ON LIABILITY.

A.

Notwithstanding anything in this Agreement to the contrary, each Trust that executed this Agreement is and shall be regarded for all purposes hereunder as a separate party apart from each other Trust and any Fund of any such other Trust. To the extent that a Trust is comprised of more than one Fund, each Fund shall be regarded for all purposes hereunder as a separate party apart from each other Fund.  Unless the context otherwise requires, with respect to every transaction covered by this Agreement, every reference herein to the Trust shall be deemed to relate solely to the particular Fund or Trust to which such transaction relates. Under no circumstances shall the rights, obligations or remedies with respect to a particular Trust or a particular Fund constitute a right, obligation or remedy applicable to any other Trust or Fund. The use of this single document to memorialize the separate agreement of each Trust and each Fund herein is understood to be for clerical convenience only and shall not constitute any basis for joining the Trusts or Funds for any reason.

B.

Notice is hereby given that a copy of each Trust's Declaration of Trust or Certificate of Trust and all amendments thereto is on file with the Secretary of State of the state of its organization; that this Agreement has been executed on behalf of the Trust by the undersigned duly authorized representative of the Trust in his/her capacity as such and not individually; and that the obligations of this Agreement shall only be binding upon the assets and property of the Trust and shall not be binding upon any trustee, officer or shareholder of the Trust individually.

27.  NON-SOLICITATION

Each party agrees that, during any term of this Agreement and for twelve (12) calendar months after its termination or expiration, it will not solicit for employment any employees of the other party or the other party’s affiliates without the written consent of such party.  This provision shall not apply to solicitations that are made pursuant to any general advertisement for or solicitation of employees placed on a website, or in a newspaper or similar publication where such solicitation is not targeted at the other party’s employees.

28.  MISCELLANEOUS.

A.

This Agreement shall be construed according to, and the rights and liabilities of the parties hereto shall be governed by, the laws of the Commonwealth of Massachusetts, excluding that body of law applicable to choice of law.

B.

All terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

C.

The representations and warranties, and the indemnification extended hereunder, if any, are intended to and shall continue after and survive the execution, expiration, termination or cancellation of this Agreement or the performance of services hereunder until any statute of limitations applicable to the matter at issues shall have expired.

D.

No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by each party hereto.

E.

The captions in this Agreement are included for convenience of reference only, and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

F.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

G.

If any part, term or provision of this Agreement is by the courts held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

H.

Neither the execution nor performance of this Agreement shall be deemed to create a partnership or joint venture by and between the Trust and BOSTON FINANCIAL. It is understood and agreed that all services performed hereunder by BOSTON FINANCIAL shall be as an independent contractor and not as an employee of the Trust. This Agreement is between BOSTON FINANCIAL and the Trust and neither this Agreement nor the performance of services under it shall create any rights in any third parties. There are no third party beneficiaries hereto.

I.

Except as specifically provided herein, this Agreement does not in any way affect any other agreements entered into among the parties hereto and any actions taken or omitted by any party hereunder shall not affect any rights or obligations of any other party hereunder.

J.

The failure of either party to insist upon the performance of any terms or conditions of this Agreement or to enforce any rights resulting from any breach of any of the terms or conditions of this Agreement, including the payment of damages, shall not be construed as a continuing or permanent waiver of any such terms, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

K.

(a)

During the term of this Agreement, the Trust hereby grants to BOSTON FINANCIAL a nonexclusive, worldwide and royalty-free right and license to store, reproduce, display, perform, transmit and use the Trust intellectual property and the Trust software in connection with the services, solely for the purposes necessary for BOSTON FINANCIAL to fulfill its obligations pursuant to this Agreement (and not for the benefit of any third party).  BOSTON FINANCIAL acknowledges and agrees that its use of the Trust intellectual property solely for the purposes necessary for BOSTON FINANCIAL to fulfill its obligations pursuant to this Agreement shall not create any right, title or interest in or to such  intellectual property.  Except for the licenses expressly granted hereunder by the Trust to BOSTON FINANCIAL, neither this Agreement nor any disclosure made hereunder grants any license by the Trust to BOSTON FINANCIAL of any Trust intellectual property.

 (b)

Except as may be otherwise expressly provided in this Agreement, the Trust does not grant to BOSTON FINANCIAL any right or license, express or implied, in or to the Trust intellectual property, the Trust software or the Trust’s operating environment.  BOSTON FINANCIAL agrees that the Trust and/or the Trust’s licensors’, as the case may be, are the exclusive owners of, and hold and shall retain, all right, title and interest in and to the Trust intellectual property, the Trust software, and the trust’s operating environment, and BOSTON FINANCIAL shall have no ownership or use rights therein except as set forth herein.

L.

Without the consent of the Trust, BOSTON FINANCIAL shall not use the Trust’s trade name, trademark, service mark or logo in BOSTON FINANCIAL’s public sales, marketing, or publicity activities including, but not limited to, press releases, interviews with representatives of any written publication, television station or network, or radio station or network.

M.

This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement, draft or agreement or proposal with respect to the subject matter hereof, whether oral or written, and this Agreement may not be modified except by written instrument executed by both parties.

N.

All notices to be given hereunder shall be deemed properly given if delivered in person or if sent by U.S. mail, first class, postage prepaid, or if sent by facsimile and thereafter confirmed by mail as follows: If to BOSTON FINANCIAL:

BOSTON FINANCIAL DATA SERVICES, INC.

The Poindexter Building

333 W. 9th Street

Kansas City, Missouri 64105

Attention:  Mark Scovell

Facsimile: (816) 843-8652

With a copy of non-operational notices to:

BOSTON FINANCIAL DATA SERVICES, INC.

2 Heritage Drive – 8th Floor

North Quincy, MA 02171

Attn: Legal Department

Facsimile No.: 617 483-2490

If to the Trust:

JPMORGAN (Each of the entities listed on Appendix A hereto except JPMorgan Value Opportunities Fund, Inc.)

245 Park Avenue

New York, New York 10167

Attention:  Fund Secretary

Facsimile No.:  212-648-1978

With a copy to:

JPMORGAN FUNDS

1111 Polaris Parkway, Floor 2G

Columbus, Ohio 43240

Attention: Head of Shareholder Services

Facsimile No.: 614-213-3486

If to JPMorgan Value Opportunities Fund, Inc.:

JPMorgan Value Opportunities Fund, Inc.

c/o Washington Management Corporation

1101 Vermont Avenue, N.W. Suite 600

Washington, D.C.  20005

Attention:  Michael W. Stockton

Facsimile No.:  202-842-5672

or to such other address as shall have been specified in writing by the party to whom such notice is to be given.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers, to be effective as of the day and year first above written.

TRUST  (Each of the entities listed on Appendix A hereto

except JPMorgan Value Opportunities Fund, Inc.)

BY: ___________________________________

Title:-----------------------------------

as an Authorized Officer on behalf of each

of the Funds indicated on Appendix A

except JPMorgan Value Opportunities Fund, Inc.

JPMORGAN VALUE OPPORTUNITIES FUND, INC.

BY: ___________________________________

Title:-----------------------------------

BOSTON FINANCIAL DATA SERVICES, INC.

By: --------------------------------------

Title:-----------------------------------

Appendix A

List of Entities Covered by the Transfer Agency Agreement

As of September 1, 2009

JPMorgan Institutional Trust – Delaware Statutory Trust

JPMorgan Intermediate Bond Trust

JPMorgan Core Bond Trust

JPMorgan Equity Index Trust

J.P. Morgan Fleming Mutual Fund Group, Inc. – Maryland Corporation

JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Group – Massachusetts Business Trust

JPMorgan Short Term Bond Fund II

J.P. Morgan Mutual Fund Investment Trust – Massachusetts Business Trust

JPMorgan Growth Advantage Fund

JPMorgan Insurance Trust – Massachusetts Business Trust

JPMorgan Insurance Trust Balanced Portfolio

JPMorgan Insurance Trust Core Bond Portfolio

JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio

JPMorgan Insurance Trust Equity Index Portfolio

JPMorgan Insurance Trust International Equity Portfolio

JPMorgan Insurance Trust Intrepid Growth Portfolio

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio

JPMorgan Insurance Trust Mid Cap Value Portfolio

JPMorgan Insurance Trust Small Cap Core Portfolio

JPMorgan Insurance Trust U.S. Equity Portfolio

JPMorgan Trust I – Delaware Statutory Trust

Highbridge Statistical Market Neutral Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

JPMorgan Asia Equity Fund

JPMorgan California Municipal Money Market Fund

JPMorgan California Tax Free Bond Fund

JPMorgan China Region Fund

JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund

JPMorgan Dynamic Growth Fund

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Trust I (continued)

JPMorgan Federal Money Market Fund

JPMorgan Global Focus Fund

JPMorgan Growth and Income Fund

JPMorgan Income Builder Fund

JPMorgan India Fund

JPMorgan Intermediate Tax Free Bond Fund

JPMorgan International Currency Income Fund

JPMorgan International Equity Fund

JPMorgan International Markets Fund

JPMorgan International Opportunities Fund

JPMorgan International Opportunities Plus Fund

JPMorgan International Realty Fund

JPMorgan International Small Cap Equity Fund

JPMorgan International Value Fund

JPMorgan International Value SMA Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid European Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid International Fund

JPMorgan Intrepid Japan Fund

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Plus Fund

JPMorgan Intrepid Value Fund

JPMorgan Latin America Fund

JPMorgan Market Neutral Fund

JPMorgan Mid Cap Equity Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan New York Tax Free Bond Fund

JPMorgan Prime Money Market Fund

JPMorgan Real Return Fund

JPMorgan Russia Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan SmartRetirement Income Fund

JPMorgan SmartRetirement 2010 Fund

JPMorgan SmartRetirement 2015 Fund

JPMorgan SmartRetirement 2020 Fund

JPMorgan SmartRetirement 2025 Fund

JPMorgan SmartRetirement 2030 Fund

JPMorgan SmartRetirement 2035 Fund

JPMorgan SmartRetirement 2040 Fund

JPMorgan SmartRetirement 2045 Fund

JPMorgan SmartRetirement 2050 Fund

JPMorgan Strategic Income Opportunities Fund

JPMorgan Strategic Preservation Fund

JPMorgan Trust I (continued)

JPMorgan Strategic Small Cap Value Fund

JPMorgan Tax Aware Disciplined Equity Fund

JPMorgan Tax Aware High Income Fund

JPMorgan Tax Aware Real Return Fund

JPMorgan Tax Aware Real Return SMA Fund

JPMorgan Tax Aware U.S. Equity Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Total Return Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Large Cap Value Plus Fund

JPMorgan U.S. Small Company Fund

JPMorgan Value Advantage Fund

JPMorgan Value Discovery Fund

JPMorgan Trust II – Delaware Statutory Trust

JPMorgan Arizona Municipal Bond Fund

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Equity Income Fund

JPMorgan Equity Index Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Bond Fund (to be renamed JPMorgan High Yield Fund as of 9/14/09)

JPMorgan International Equity Index Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund

JPMorgan Investor Growth Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan Market Expansion Index Fund

JPMorgan Michigan Municipal Bond Fund

JPMorgan Michigan Municipal Money Market Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Municipal Income Fund

JPMorgan Municipal Money Market Fund

JPMorgan Ohio Municipal Bond Fund

JPMorgan Ohio Municipal Money Market Fund

JPMorgan Short Duration Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Small Cap Growth Fund

JPMorgan Trust II (continued)

JPMorgan Small Cap Value Fund

JPMorgan Tax Free Bond Fund

JPMorgan Treasury & Agency Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Real Estate Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Limited Duration Bond Fund

UM Investment Trust – Massachusetts Business Trust

Undiscovered Managers Multi-Strategy Fund

Undiscovered Managers Funds – Massachusetts Business Trust

JPMorgan Realty Income Fund

Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Value Fund

JPMorgan Value Opportunities Fund, Inc. – Maryland Corporation

SCHEDULE 4.L.

BOSTON FINANCIAL DATA SERVICES

JPMORGAN FUNDS

SIMPLE IRA PLAN SERVICES

Effective Date:

The services listed in this Schedule 4L  shall pertain only to SIMPLE IRAs on the DST’s TRAC 2000 record-keeping system (“TRAC”).  All references to “Business Days” shall mean each day the New York Stock Exchange is open for business.

1.   Plan Accounts / Data Maintenance.  With respect to SIMPLE IRAs, upon receipt of participant and beneficiary information (collectively, “Participant”) and demographic data from the employer sponsoring a SIMPLE IRA Plan (“Plan Sponsor”), BOSTON FINANCIAL shall enter such data into TRAC for the Plan and provide for the operation and maintenance of Plan records on TRAC.

2.   Participant Accounts.  Upon receipt of all necessary Participant data, demographic and other Participant enrollment data from Plan Sponsors and Participants, BOSTON FINANCIAL shall provide recordkeeping for each Participant account as set forth under the SIMPLE IRA Plan (“Account”).  BOSTON FINANCIAL shall maintain individual Participant Accounts on its records on TRAC in the name of the custodian for the benefit of the individual Participants. The Accounts of Participants will be credited with shares of the Trust ("Shares"). BOSTON FINANCIAL will, pursuant to instructions from Participants, purchase the instructed number of Shares and hold such Shares in the appropriate Participant Account.

3.

Contributions.  BOSTON FINANCIAL shall accept contributions sent to it from Plan Sponsors. Such contribution information must include: (a) either a check for the total amount of the contribution or funds representing the total amount of the contribution sent through the Automatic Clearing House (“ACH”) system; and (b) a payroll roster in a medium and format acceptable to BOSTON FINANCIAL. If the contributions and the Account Allocation Information (defined below) do not reconcile, then BOSTON FINANCIAL shall notify the Trust and a designee of the Trust shall then notify the Plan Sponsor in accordance with the process described in paragraph 8 below (Transactions “Not in Good Order”).  If the contributions and the Account Allocation Information do reconcile, then BOSTON FINANCIAL shall promptly allocate such contribution to Participants’ Accounts in accordance with the Account Allocation Information, allocate such contribution to the investment options available under the Plan (“Investment Options”) in accordance with the Investment Allocation Information (as defined below) and transfer the contributions to the various Plan Investment Options in accordance with the Investment Allocation Information.

a)

“Account Allocation Information” is the information supplied by the Plan Sponsor regarding the various contribution sources and amounts under the SIMPLE IRA Plan; and

b)

“Investment Allocation Information” is the Investment Option percentages or amounts that the Participant has directed for investment in an Investment Option from time to time.

4.  Crediting Participant's Accounts.  After receipt of monies paid with respect to any sale, BOSTON FINANCIAL will credit such monies to the appropriate Account of selling Participants in accordance with its procedures.

5.

Earnings and Losses.  On each Business Day, BOSTON FINANCIAL shall allocate earnings and losses as reported to BOSTON FINANCIAL for each Fund that is an Investment Option in a Participant’s Account.

6.   Receipt of Dividends. BOSTON FINANCIAL will receive payments for dividends and distributions declared by issues of Shares of each Fund and credit each to the appropriate Participant Accounts.

7

Adjustment Processing.  The Participant Accounts will be adjusted with Shares, or Shares shall be reversed and re-entered, as instructed by the Plan Sponsor or Participant and as permitted by the Trust.

8.

Transactions “Not in Good Order” (NIGOs).  For Plan Sponsor or Participant transaction requests (including contributions received via payroll files) that are not in good order when received by BOSTON FINANCIAL, BOSTON FINANCIAL shall notify a representative designated by the Trust who will subsequently notify the affected Plan Sponsor or Participant, as the case may be, by telephone on the day of receipt of such information in order to resolve any outstanding issues relating to the transaction.  If the outstanding issues relating to the transaction are not, for whatever reason, resolved to BOSTON Financial’s satisfaction within five (5) Business Days then BOSTON FINANCIAL shall reject the transaction and send a notice to the Plan Sponsor or Participant, as the case may be, indicating the date of rejection and why.

9.

Distribution Processing. BOSTON FINANCIAL shall process distributions to Participants in accordance with the written directions of the Participants. BOSTON FINANCIAL shall withhold and deposit federal and state income taxes as may be required by law and prepare Internal Revenue Service Form 1099-R or such other forms as may be required under the Internal Revenue Code for the reporting of distributions.

10. Transaction Processing Resolution.  BOSTON FINANCIAL shall respond to inbound and outbound transaction processing related telephone calls from Plan Sponsors and Participants in a timely manner.

11. Tax Withholding.  BOSTON FINANCIAL shall withhold taxes on U.S. resident and non-resident alien Participant Accounts if applicable, prepare and file with the U.S. Treasury reports with respect to taxes withheld.

12. Plan Sponsor Instructions.  BOSTON FINANCIAL will receive for acceptance instructions (only via hardcopy written form) from Plan Sponsors. Plan Sponsors will be solely responsible for reimbursing impacted Participants to the extent a transaction error was caused by a

Participant instruction to BOSTON FINANCIAL and such error caused an investment related loss to a Participant’s Account.

13.  Annual Notices.  BOSTON FINANCIAL shall, during each year this Agreement is in effect, provide Plan Sponsors a copy of the most recent version of IRS Form 5304 SIMPLE.  In anticipation of such mailing, the Trust agrees to notify BOSTON FINANCIAL each time the IRS revises IRS Form 5304-SIMPLE.  In addition, BOSTON FINANCIAL agrees to mail a SIMPLE IRA Employee Participation Notice with a cover letter, both to be written by the Trust, to Participants.

14.  Telephone Call Center.  BOSTON FINANCIAL shall accept telephone calls from Plan Sponsors and Participants from 8am-5pm ET Monday through Friday. Such telephone calls will come in though an 800 number and will be handled on a recorded line.  BOSTON FINANCIAL shall respond to routine and general inquiries regarding the SIMPLE IRA services. BOSTON FINANCIAL will instruct Plan Sponsors and Participants to contact their own legal advisor if they require legal or tax advice since BOSTON FINANCIAL cannot and will not provide legal or tax advice to any Plan Sponsor or any Participant.

15.

Internet Services.  As requested and subject to the execution and terms of a separate agreement between the Trust and DST Systems, Inc. concerning Internet services, known as “TRAC Web”, BOSTON  FINANCIAL and DST shall provide Internet services for Plan Sponsor and Participant inquires and transactions via a Trust branded website linked to BOSTON FINANCIAL.  Notwithstanding any references herein to the use of the Internet and the provision of services through, over or by means of the Internet, all Internet based services shall be provided under and pursuant to a separate agreement.

16.  SIMPLE IRA Documents.  In connection with the SIMPLE IRA services, BOSTON FINANCAIL shall make available to Participants the State Street Bank and Trust Company SIMPLE Individual Retirement Custodial Account agreement (based on IRS Form 5305) and the accompanying Disclosure Statement (collectively the “SIMPLE IRA Documents”).  In order to receive the SIMPLE IRA services, Participants must agree to be bound by the terms and conditions specified in the SIMPLE IRA Documents.

17.  Custodian Appointment/Acceptance.  BOSTON FINANCIAL will arrange for its affiliate, State Street Bank and Trust Company (“State Street”), to act as a custodian for Participant Accounts under the terms and conditions of the SIMPLE IRA Documents referenced above.  State Street’s agreement to act as a custodian shall be conditioned on a Participant adopting the custodial account agreement contained in the SIMPLE IRA Documents and providing all information requested by BOSTON FINANCIAL or State Street. BOSTON FINANCIAL and the Trust shall develop agreed upon acceptance procedures and the Trust will communicate such acceptance procedures to Plan Sponsors and Participants. After reviewing such information, State Street reserves the right to not accept appointment as custodian. If State Street accepts appointment as custodian then upon its appointment as custodian, State Street shall provide the duties specified in the SIMPLE IRA Documents, including but not limited to, registering the Account assets in its name for the benefit of the Participant.

18.  Anti-Money Laundering (“AML) Delegated Duties.  With respect to Participant Accounts associated with the Plans, BOSTON FINANCIAL shall carry out the AML Delegated Duties set forth in Schedule 19.K.

19.

  RPO Mail Processing.  The BOSTON FINANCIAL shall handle return post office mail for Plan Sponsors and Participants in a timely manner.

For greater clarity, the Trust, and not BOSTON FINANCIAL, shall respond to any correspondence from Plan Sponsors, Participants or any other parties on behalf of the Trust.

SCHEDULE 6.E(4)

BOSTON FINANCIAL DATA SERVICES

JPMORGAN FUNDS

Exception Services

In accordance with Section 6.E(4)of the Agreement, the parties agree that to the best of their knowledge, the Exception Services (as defined in the Agreement) that are being provided to the Trust as of the date hereof are as follows:

1.

Hourly monitoring of redemption demand deposit (“DDA”) accounts.  Notifications sent to JPMorgan via email detailing status of outgoing money movement. (Red/Green Email)

2.

BOSTON FINANCIAL sends emails containing screen shots of Same-Day Cash Manager to JPMorgan after all fund closings.

3.

BOSTON FINANCIAL sends emails containing screen shots of SDCM Projected Cash screens daily to JPMorgan.

•

California Municipal Money Market Fund

•

Tax Free Money Market Fund

•

Michigan Municipal Money Market Fund

•

Municipal  Money Market Fund

•

Ohio Municipal Money Market Fund

•

New York Municipal Money Market Fund

4.

BOSTON FINANCIAL provides monthly dividend information to specified intermediaries via fax. This information is also provided systematically via refresher files.

•

Chaselink – we convert the report to Excel

•

Suisse – Adhoc dividend reports as requested

•

BPI Div email

5.

Monthly TA Billing for JPMorgan

•

Daily tracking/reconciliation of fund breakage and compensation owed from shareholders and intermediaries.

•

BOSTON FINANCIAL holds compensation open items 2-months in arrears in the JPMorgan DDAs.

•

Balancing/Reconciliation of previous months sweep earnings and overdraft compensation

6.

BOSTON FINANCIAL provides blind wire communication to JPMorgan at every fund cut-off

7.

End-of-Day Unfunded and Blind wire notification process

•

Tracking of compensation or adjusting accrual buckets to pay for compensation

•

Unfunded transactions – BOSTON FINANCIAL applies a stop transfer on the account until funding is received.  If there is a pending redemption, the stop transfer is applied the following morning.

8.

BOSTON FINANCIAL provides Deutsche Bank daily confirmation via email for daily/monthly dividend rates provided systematically.

9.

JPMorgan Distribution Services Audit

•

Quarterly audit specific to the JPMorgan Distribution Services, Inc. dealer.

10.

Periodically, JPMorgan requests BOSTON FINANCIAL to manually circumvent the systematic wire redemption process to redeem funds from the one hour DDA vs. the wire redemption DDA.

11.

BOSTON FINANCIAL sends a daily email of Short Term Trader fees to JPMorgan Fund Accounting. This data is also provided systematically via TA2000 supersheets.

12.

BOSTON FINANCIAL sends a daily email to Deutsche Bank detailing previous day’s transactions.  This data is also systematically confirmed to Deutsche Bank via nightly refreshers.

13.

BOSTON FINANCIAL provides daily notification via email of 2:00 PM CT cash totals to the JPMorgan New York Cash Desk.

•

US Government Money Market Fund

•

Prime Money Market Fund

•

US Treasury Plus Money Market Fund

•

Liquid Assets Money Market Fund

•

Municipal Money Market Fund

14.

JPMorgan Global Liquidity sends next day transactions or future dated transactions to BOSTON FINANCIAL to suspend in AWD for processing the following day.

15.

Transactions received by JPMorgan Global Liquidity prior to the fund cut-off but not processed are sent to BOSTON FINANCIAL for processing as current day trades.

SCHEDULE 8.C

BOSTON FINANCIAL DATA SERVICES

JPMORGAN FUNDS

Indemnification -- Limit of Liability

A.

In accordance with the provisions of Section 8.C, in the event that any claim is asserted against BOSTON FINANCIAL under this Agreement for any reason other than BOSTON FINANCIAL’s bad faith or willful misconduct, BOSTON FINANCIAL's aggregate liability during any term of this Agreement with respect to, arising from or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Trust to BOSTON FINANCIAL as fees and charges, but not including reimbursable expenses, during the previous sixteen (16) months under this Agreement or the preceding agreement (the "Liability Limitation Amount").

B.

The Liability Limitation Amount set forth above shall not apply to Adverse Consequences resulting from any fraud committed by BOSTON FINANCIAL’s employees or any intentional malevolent violations by BOSTON FINANCIAL’s employees.   For purposes of this Schedule 8.C., “intentional malevolent violations” shall mean those acts undertaken purposefully under circumstances in which the person acting knows or has reason to believe that such act violates such person’s obligations under this Agreement and is likely to cause danger or harm to the other party or its shareholders.

SCHEDULE 19.K

BOSTON FINANCIAL DATA SERVICES

JPMORGAN FUNDS

AML DELEGATION

Dated: September 1, 2009

1.

Delegation.

1.1

Subject to the terms and conditions set forth in this Agreement, the Trust hereby delegates to BOSTON FINANCIAL those aspects of the Trust’s AML program (the “AML Program”) that are set forth in Section 4 below (the “Delegated Duties”). The Delegated Duties set forth in Section 4 may be amended, from time to time, by mutual agreement of the Trust and BOSTON FINANCIAL upon the execution by such parties of a revised Schedule 19.K bearing a later date than the date hereof.

1.2

BOSTON FINANCIAL agrees to perform such Delegated Duties, with respect to the ownership of Shares in the Trust for which BOSTON FINANCIAL maintains the applicable shareholder information, subject to and in accordance with the terms and conditions of this Agreement.

2.

Consent to Examination.  In connection with the performance by BOSTON FINANCIAL of the Delegated Duties, BOSTON FINANCIAL understands and acknowledges that the Trust remains responsible for assuring compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”) and that the records BOSTON FINANCIAL maintains for the Trust relating to the AML Program may be subject, from time to time, to examination and/or inspection by federal regulators in order that the regulators may evaluate such compliance.  BOSTON FINANCIAL hereby consents to such examination and/or inspection and agrees to cooperate with such federal examiners in connection with their review.  For purposes of such examination and/or inspection, BOSTON FINANCIAL will use its best efforts to make available, during normal business hours and on reasonable notice all required records and information for review by such examiners.

3.

Limitation on Delegation.  The Trust acknowledges and agrees that in accepting the delegation hereunder, BOSTON FINANCIAL is agreeing to perform only the Delegated Duties, as may be amended from time to time, and is not undertaking and shall not be responsible for any other aspect of the AML Program or for the overall compliance by the Trust with the USA PATRIOT Act or for any other matters that have not been delegated hereunder. Additionally, the parties acknowledge and agree that BOSTON FINANCIAL shall only be responsible for performing the Delegated Duties with respect to the ownership of, and transactions in, Shares in the Trust for which BOSTON FINANCIAL maintains the applicable Shareholder information.

4.

Delegated Duties

Consistent with the services provided by BOSTON FINANCIAL and with respect to the ownership of Shares in the Trust for which BOSTON FINANCIAL maintains the applicable Shareholder information, BOSTON FINANCIAL shall:

(a)

Submit all new account registrations and registration changes through the Office of Foreign Assets Control (“OFAC”) database and such other lists or databases as may be required from time to time by applicable regulatory authorities on a daily basis;

(b)

Submit all account registrations through OFAC databases and such other lists or databases as may be required from time to time by applicable regulatory authorities;

(c)

Submit special payee information from checks, outgoing wires and systematic withdrawal files through the OFAC database on a daily basis;

(d)

Review redemption transactions that occur within thirty (30) days of an account establishment or registration change or banking information change;

(e)

Review wires sent pursuant to banking instructions other than those on file with BOSTON FINANCIAL;

(f)

Review accounts with small balances followed by large purchases;

(g)

Review accounts with frequent activity within a specified date range followed by a large redemption;

(h)

Review purchase and redemption activity per tax identification number (“TIN”) within the Trust to determine if activity for that TIN exceeded the $100,000 threshold on any given day;

(i)

Monitor and track cash equivalents under $10,000 for a rolling twelve-month period; if the threshold is exceeded, file IRS Form 8300 and issue the Shareholder notices as required by the IRS;

(j)

Determine when a suspicious activity report (“SAR”) should be filed as required by regulations applicable to mutual funds; prepare and file the SAR; provide the Trust with a copy of the SAR within a reasonable time after filing; and notify the Trust if any further communication is received from the U.S. Department of the Treasury or other law enforcement agencies regarding such filing;

(k)

Compare account information to any FinCEN request received by the Trust and provided to BOSTON FINANCIAL pursuant to USA PATRIOT Act Sec. 314(a).

Provide the Trust with the necessary information for it to respond to such request within required time frame;

(l)

(i) Verify the identity of any person seeking to open an account with the Trust, (ii) Maintain records of the information used to verify the person’s identity, as required, and (iii) Determine whether the person appears on any lists of known or suspected terrorists or terrorist organizations provided to the Trust by any government agency;

(m)

Conduct due diligence and if required, enhanced due diligence in accordance with 31 C.F.R. 103.176(b) for new and existing correspondent accounts for foreign financial institutions (as defined in 31 C.F.R. 103.175).  BOSTON FINANCIAL will perform an assessment of the money laundering risk presented by the account based on a consideration of relevant factors in accordance with applicable law and information provided by the foreign financial institution in a financial institution questionnaire.  If an account is determined to have a medium or above risk-ranking, BOSTON FINANCIAL will monitor the account on a monthly basis for unusual activity.  In the situation where due diligence cannot be completed with respect to an account, BOSTON FINANCIAL will contact the Trust’s AML Officer for further instruction.

(n)

Upon the request by the Trust, conduct due diligence to determine if the Trust is involved with any foreign jurisdiction, institution, class of transactions and a type of account designated, from time to time, by the U.S. Department of Justice in order to identify and take certain “special measures” against such entities as required under Section 311 of the USA PATRIOT Act (31 C.F.R. 103.193).

4.1

In the event that BOSTON FINANCIAL detects activity as a result of the foregoing procedures, which necessitates the filing by BOSTON FINANCIAL of a SAR, a Form 8300 or other similar report or notice to OFAC, then BOSTON FINANCIAL shall also immediately notify the Trust, unless prohibited by applicable law.